UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South Minneapolis, Minnesota	55415
(Address of principal executive offices)	(Zip code)

Rebecca A. Paulzine, Assistant Secretary

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5168

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1.	Report to Stockholders

Thrivent Real Estate Securities Fund Thrivent Equity Income Plus Fund Thrivent Diversified Income Plus Fund

Semiannual Report June 30, 2011

Go Paperless.

We’re taking steps to help the environment —join us. Choose eDelivery.

Two ways to start receiving electronic delivery of your documents:

1. Go to Trivent.com/gopaperless. (This will require registration on Thrivent.com to establish a User ID and password.)

2. Simply complete, sign and mail the prepaid postage card on the back cover.

24042SAR R8-11

Some mutual fund account types may be restricted from eDelivery enrollment. See Thrivent.com for details.

Thrivent.com

Dear Shareholder:

The six-month period ended June 30, 2011, was productive for investors, with major stock and bond indexes generating positive returns despite slowing U.S. economic growth.

A brief review of the economy

The U.S. economy grew at a disappointing 0.4% rate during the first quarter of 2011—revised downward from an earlier estimate of 1.9%—and at a preliminary annual rate of 1.3% during the second quarter. These figures were down from a 3.1% rate in the fourth quarter of 2010. High energy prices, weak housing sales, severe weather events, a downturn in federal government spending, and an uptick in imports all contributed to the slowdown. Prospects for a quick rebound dimmed when a devastating earthquake and tsunami struck Japan in March, disrupting global supply chains for many industries.

Weak job growth and persistently high unemployment levels also weighed on the economy. The employment picture temporarily brightened in March and April when employers added 459,000 new jobs. That brighter outlook quickly dimmed, however, when employers added only 54,000 jobs in May, and a mere 18,000 in June. Meanwhile, the unemployment rate began climbing again in April after falling for four months. By June, it had risen to 9.2%, only one percentage point below its 2009 high.

On a more positive note, inflation remained in check, excluding food and energy prices. This allowed the Federal Reserve Open Markets Committee to keep its target for the federal funds rate—the rate banks charge each other for short-term loans—in the range of 0% to 0.25%. This rate influences short-term interest rates in other sectors of the market. By keeping it low, the Fed is seeking to drive economic growth by allowing companies and individuals to borrow and pay down debt at a low cost. However, it hurts individuals who depend on income from bank savings deposits, money market funds and other conservative, short-term investment products.

A brief review of the markets

The financial markets were volatile during the first half of the year. Stock prices rose strongly through mid-February, gave up those gains by mid-March, then rose, fell and rose again. The choppy run was triggered by fast-changing economic trends, extreme weather events in the U.S., the earthquake and tsunami in Japan, shifting prospects for resolution of the Greek debt crisis, and growing concerns that China’s red-hot economy is starting to slow.

Still, major stock and bond market indexes finished the period with respectable gains. Driven by robust corporate profits, the Standard & Poor’s 500 Index of large-company stocks posted a total return—price gains plus reinvested dividends—of 6.02%, while the Russell 2000® Index of small-company stocks earned 6.21%. Growth stocks outperformed their value counterparts. The Russell 2000® Growth Index earned 8.59%, for example, while the Russell 2000® Value Index earned 3.77%.

International stocks also turned in positive results, with the MSCI EAFE Index—a widely followed benchmark for large, higher-quality international shares—posting a total return of 5.35%. France, Spain and Germany did particularly well. Notable underperformers included Japan, Finland, Greece and Israel.

Stocks in developing countries lagged behind their more established counterparts, hurt by concerns about the Chinese economy and similar worries about India and Brazil. The MSCI Emerging Markets Index generated a total return of 1.03%.

Bond markets were nearly as volatile as stocks, driven first by indications that the economy was picking up steam and later by worries that it was beginning to stall. During the first two months of 2011, investors favored riskier assets, including high-yield corporate bonds. When signs emerged that economic growth was slowing, they flocked to Treasuries.

Despite that late surge, Treasuries underperformed riskier assets for the reporting period. The Barclays Capital U.S. High Yield Bond Index posted a total return of 4.97%, for example, while the Barclays Capital U.S. Treasury 3-7 Year Index, which has a comparable duration, earned 2.97%. The broadly diversified Barclays Capital U.S. Aggregate Bond Index earned 2.72%.

Outlook

After two years of economic recovery, the financial markets still face numerous uncertainties:

•

U.S. federal debt. Economists and politicians agree that the fast-growing federal debt—officially $14.3 trillion at the end of June—must be brought under control. What remains unclear is how and when that will happen, as well as the implications of any solution. As we write, Congress and the White House are trying to reach an agreement on paring the debt, but it is possible that meaningful reform will not be made until after the 2012 presidential election. Even then, the magnitude of the problem will defy easy fixes. Expect this issue to be with us for some time, and to act as a drag on the economy and the financial markets until it is resolved.

•

European fiscal challenges. As in the U.S., it is unlikely that the debt problems afflicting several European Union countries—particularly Greece, Portugal, Ireland, Spain and, more recently, Italy—will be resolved quickly. While worth monitoring, we think it is unlikely that the problems in Greece—a relatively small member of the European Union—will ignite a global recession. Still, investors should recognize that this issue will periodically dominate business headlines.

•

The housing market. The housing market remains in a deep trough. Sales of existing homes trended lower in the first half of the year, falling to 4.8 million units in May, down from 5.7 million units a year earlier. Prices also slipped, although the S&P/Case-Shiller Home Price Indexes showed a monthly increase in April for the first time in eight months. The percentage of seriously delinquent home loans—those that are 90 or more days past due or in foreclosure—fell to 9.7% at the end of 2010, down from 10.4% at the end of 2009. Still, that is historically high. In healthier environments, the rate has hovered around 2%. Expect the housing market to take several more years to work through the backlog of homes in foreclosure, and assume that housing values will remain near their current levels until it does.

•

Monetary policy. The Federal Reserve is keeping short-term interest rates at historically low levels as it tries to stimulate the economy and drive down unemployment while simultaneously maintaining price stability and avoiding inflation. This is a difficult balancing act. We expect the Fed to keep rates where they are for at least another year, which is good news for borrowers but bad news for income-oriented investors. With inflation running at about 3.5% annually and core inflation–which excludes food and energy prices–at about 1.5%, investors in money market funds and other short-term investments are actually losing ground.

•

The economy. The recent slowing of the economy’s growth rate was troubling, but absent extraordinary developments it is not likely to prove a precursor to a double-dip recession. Look for the economy to begin rebounding modestly, with GDP growing at about 3% annually for the next 12 months. That will not be sufficient to drive a meaningful decline in the unemployment rate, but it should be enough to allow for continued improvements in corporate profitability. This environment may not feel good to the average American, but it will not be terrible for most investors. Besides, the economy has room to grow strongly once it regains its footing. The economy missed out on roughly 6 percentage points of growth during the last recession, creating what economists call an “output gap.” Typically, that gap closes over time. If we assume it will take four years to do so this time, it will add an extra 1.5 percentage points of growth to GDP in each of those years—on top of any normal growth.

•

China. China is the world’s second-largest economy after the U.S. and it is critical to our economy. Companies in the S&P 500 generate about 40% of their earnings outside the U.S. Europe contributes the largest share of that 40%, and Asia, led by China, is the next biggest player. Lately, economists have worried that China’s remarkable growth trajectory—its economy expanded by more than 10% last year—is unsustainable. In fact, China’s GDP grew at a 9.7% annual rate during first quarter this year, and fell to a 9.5% rate in the second quarter. Meanwhile, the Chinese government has been taking measures to rein in inflation, which has exceeded its targets. If the government overshoots, it could slow the economy too much, resulting in negative implications not only for China but for the rest of the world. Expect this situation to periodically unnerve the financial markets until it is resolved.

In conclusion

With so many uncertainties at home and abroad, it is important for investors to approach the coming months with reasonable expectations: modest U.S. economic growth, continued high unemployment, and ongoing debates about how to solve debt problems facing the U.S. and Europe. We expect corporate profits to continue growing, albeit not at the rates we saw in 2010, which will be favorable for stocks. Nonetheless, financial markets will likely travel a rocky path to higher ground.

The easiest time to be an investor is when all indicators are pointing in the same direction. This is a more challenging environment, and a more typical one. If you are uncertain about the implications for your financial situation, meet soon with your Thrivent Financial representative. He or she can make sure you are on track to meet your goals and your investments are in-line with your tolerance for risk. Let us know if we can be of any further assistance, and as always, thank you for continuing to put your trust with us.

Sincerely,

Russell W. Swansen

President and Chief Investment Officer

Thrivent Mutual Funds

Thrivent Real Estate Securities Fund

Reginald L. Pfeifer, CFA, Portfolio Manager

Thrivent Real Estate Securities Fund seeks to provide long-term growth of capital and high current income.

The Fund is subject to risks arising from the fact that it invests, under normal circumstances, at least 80% of its total assets in securities of companies that are primarily engaged in the real estate industry. Portfolio security prices are influenced by the underlying value of properties owned by the issuer, which may be influenced by the supply and demand for space and other factors. The real estate industry is cyclical, and securities issued by companies doing business in the real estate industry may fluctuate in value. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of Portfolio performance are the views of this particular Portfolio’s management team.

How did the Fund perform during the six-month period ended June 30, 2011?

Thrivent Real Estate Securities Fund earned a return of 10.47%, compared with the median return of its peer group, the Lipper U.S. Real Estate category, of 10.19%. The Fund’s market benchmark, the FTSE NAREIT All Equity REITs Index, earned a return of 10.62%.

What factors affected the Fund’s performance?

Investment performance exceeded returns of the general equity market and fixed-income sectors. Demand for yield-oriented investments continued to be strong as a result of historically low interest rates. Net cash flows into real estate mutual funds totaled $6.5 billion during the first half of 2011, with real estate fund assets surpassing $100 billion for the first time. New construction of all property types has been limited, which has allowed vacancy rates to stabilize. The best-performing property sector has been multifamily, with a relatively low current vacancy rate of 6%. Apartment rental rates have increased by 5 to 7% over the last year in major coastal markets including New York City, Washington, D.C., and San Francisco.

The best performing sectors in the Fund were multifamily, regional mall, self-storage properties and data centers. The worst-performing sectors were lodging, health care, and suburban office real estate investment trusts (REITs). The Fund’s largest positive contributors to performance were Simon Property Group, which develops, owns and manages regional malls, outlet centers, and community shopping centers in the U.S. and internationally; Equity Residential, which acquires, develops, and manages apartment communities in the U.S.; and Boston Properties, which acquires, develops, and manages office properties in New York City, Boston, Washington, D.C., and San Francisco.

What is your outlook?

Interest rates are likely to remain low for an extended period of time, which will benefit higher-yielding assets in general, and dividend-paying stocks such as REITs in particular. The commercial real estate market’s recovery will continue to be gradual, with the exception of multifamily, which is experiencing strong current demand and pricing power due to low vacancy rates and the struggling single family housing market. Vacancy rates are substantially above historical average levels for suburban office, industrial and retail properties, and are likely to remain high until a more robust U.S. economic recovery occurs. Construction activity is expected to remain low for all property types, which will benefit occupancy levels and rental rates over time.

The Fund has exposure to companies within each property sector, with the largest individual holdings being in large-capitalization REITs with experienced management teams and high quality real estate portfolios. In addition, the Fund also has exposure in mid- and small-capitalization REITs with similar characteristics.

Portfolio Facts

As of June 30, 2011

	Class A	Institutional Class
Ticker	TREFX	TREIX
Transfer Agent ID	069	469
Net Assets	$16,866,078	$106,610,033
NAV	$10.56	$10.56
NAV - High†	5/31/2011 - $10.97	5/31/2011 - $10.98
NAV - Low†	1/11/2011 - $9.57	1/11/2011 - $9.58
Number of Holdings: 124

†	For the six months ended June 30, 2011

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the FTSE NAREIT All Equity REITs Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.
**	The FTSE NAREIT All Equity REITs Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Equity

Income Plus Fund

David R. Spangler, CFA and Kevin R. Brimmer, FSA, Portfolio Co-Managers

The Fund seeks income plus long-term capital growth.

The Fund may invest in, among others, REITs, preferred stocks and foreign (including emerging market) stocks. These investments are subject to unique risks. The Fund may also sell covered options on any securities in which the Fund invests. Successful use of this strategy can augment Portfolio return but can also magnify losses if executed incorrectly. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of Portfolio performance are the views of this particular Portfolio’s management team.

How did the Fund perform during the six-month period ended June 30, 2011?

Thrivent Equity Income Plus Fund earned a return of 5.90%, compared with the median return of its peer group, the Lipper Equity Income category, of 6.21%. The Fund’s market benchmark, the S&P 500 Index, earned a return of 6.02%.

What factors affected the Fund’s performance?

An overall positioning in high-quality firms with strong operating performance and an ability to pay and grow dividends contributed to the Fund’s performance. Security selection was strong with sector allocations somewhat detracting from performance. Selection was strong in several key areas, including health care, financials, energy, consumer staples and information technology, while it underperformed in consumer discretionary and materials. Sector allocation was strong in health care and information technology.

At an asset class level, domestic dividend equities, real estate investment trusts (REITs) and the Fund’s options buy-write strategy outperformed their respective benchmarks and the S&P 500. The Fund’s allocation to international securities through American depositary receipts (ADRs) outperformed its benchmark, but underperformed the S&P 500. Preferred stocks underperformed their benchmark and the S&P 500.

What is your outlook?

The first quarter included concerns of slower international growth resulting from Japan’s earthquake. In the second quarter uncertainty continued over U.S. macroeconomic news, including persistently high unemployment, confirmation of a double-dip in housing and slower-than-expected GDP growth. Additionally, concerns over Greece’s debt issues cast some doubt on European growth.

However, as the second quarter drew to a close, the market recovered much of its downturn as many of the fears abated. We approach the second half of the year positioned for continued economic recovery. Overall, the Fund continues its dividend equity strategy, which emphasizes dividend coverage, improving operating performance and quality balance sheets, in addition to attractive valuations. If the economy continues to recover, the Fund may overweight pro-cyclical sectors, such as energy, materials, industrials and consumer discretionary, and underweight more defensive sectors such as consumer staples and health care.

Portfolio Facts

As of June 30, 2011

	Class A	Institutional Class
Ticker	TEIAX	TEIIX
Transfer Agent ID	033	050
Net Assets	$20,853,796	$32,143,784
NAV	$9.55	$9.56
NAV - High†	4/29/2011 - $9.96	4/29/2011 - $9.97
NAV - Low†	1/10/2011 - $9.05	1/10/2011 - $9.06
Number of Holdings: 253

†	For the six months ended June 30, 2011

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Diversified Income Plus Fund Mark L. Simenstad, CFA, Paul J. Ocenasek, CFA, Kevin R. Brimmer, FSA and David R. Spangler, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund may invest in debt or equity securities. Debt securities include high-yield, high-risk securities commonly known as “junk bonds.” High-yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. Equity securities include securities of REITs, which are subject to the risk that changes in real estate values or economic downturns can have a negative effect on issuers in the real estate industry. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of Portfolio performance are the views of this particular Portfolio’s management team.

How did the Fund perform during the six-month period ended June 30, 2011?

Thrivent Diversified Income Plus Fund earned a total return of 3.55%. By comparison, the Fund’s market benchmarks, the S&P 500 Dividend Aristocrats Index and the Barclays Capital U.S. Aggregate Bond Index, returned 6.96% and 2.72%, respectively.

What factors affected the Fund’s performance?

Moderate economic growth paired with modest inflation produced a favorable investment environment for the first half of 2011.

The Fund allocates about 35% of its assets to equities and the balance to fixed-income securities. Both sectors generated positive returns, led by equities, which earned 7.5%. Dividend-paying stocks, which make up the bulk of our equity holdings, performed particularly well as investors grew nervous about the economy midway through the reporting period and welcomed the additional income they could generate. A small allocation to real estate investment trusts (REITs) also performed well.

Top performers in the fixed-income portion of the Fund included investment-grade corporate bonds, which generated a total return of 5.5%, and high-yield corporate bonds, which earned 4.74%. Conversely, the Fund’s portfolio of nonagency mortgage-backed securities and commercial mortgage-backed securities tempered returns. Those securities performed well last year but lagged in the first half of this year, generating a total return of 0.75%. Their performance was negatively impacted by selling pressure from the Federal Reserve Bank of New York, which was selling some of the billions of dollars of mortgage-backed securities it had acquired as part of its bailout of insurance company American International Group, Inc. (AIG) in 2008. Our portfolio of preferred stocks and convertible bonds collectively generated a total return of 2.15%.

What is your outlook?

With the economy growing slowly, we continue to anticipate high-single-digit returns for the U.S. equity market this year. We remain particularly optimistic about prospects for large-cap, dividend-paying stocks, which appear to be attractively valued relative to small- and mid-cap shares, which rose faster in 2009 and 2010.

In the fixed-income sector, we are considering a modest reduction in our allocation to investment-grade corporate bonds, which rallied early in the reporting period but sold off during the second quarter. By contrast, we plan to maintain our relatively large allocation to nonagency mortgage-backed securities, which generate a meaningful stream of income for the Fund. Prospects for that sector of the market brightened in late June when the Federal Reserve halted, at least for the moment, its sale of securities acquired from AIG. A recent agreement by Bank of America to pay $8.5 billion to investors who lost money on poor-quality mortgage securities also is being viewed as positive for that sector.

Portfolio Facts

As of June 30, 2011

	Class A	Institutional Class
Ticker	AAHYX	THYFX
Transfer Agent ID	025	095
Net Assets	$198,554,249	$13,534,156
NAV	$6.47	$6.44
NAV - High†	4/28/2011 - $6.67	4/28/2011 - $6.64
NAV - Low†	6/16/2011 - $6.39	6/16/2011 - $6.37
Number of Holdings: 268

†	For the six months ended June 30, 2011

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Prior to July 3, 2006, the Fund invested primarily in junk bonds.
3	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
4	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the S&P 500 Dividend Aristocrats Index, the Barclays Capital U.S. Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the S&P and Barclays Capital Indexes, any charges you would pay would reduce your total return as well.
**	The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 Index that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The Index has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in each Index. The performance of each Index does not reflect deductions for fees, expenses or taxes.
***	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Shareholder Expense Example

(unaudited)

As a shareholder of the Fund, you incur, depending on the fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below the stated account minimum of $1,000. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below the stated account minimum of $1,000. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2011	Ending Account Value 6/30/2011	Expenses Paid during Period 1/1/2011 - 6/30/2011*	Annualized Expense Ratio
Thrivent Real Estate Securities Fund
Actual
Class A	$1,000	$1,105	$6.79	1.30%
Institutional Class	$1,000	$1,107	$4.94	0.95%
Hypothetical**
Class A	$1,000	$1,018	$6.51	1.30%
Institutional Class	$1,000	$1,020	$4.74	0.95%

Thrivent Equity Income Plus Fund
Actual
Class A	$1,000	$1,059	$5.88	1.15%
Institutional Class	$1,000	$1,062	$4.10	0.80%
Hypothetical**
Class A	$1,000	$1,019	$5.77	1.15%
Institutional Class	$1,000	$1,021	$4.02	0.80%

Thrivent Diversified Income Plus Fund
Actual
Class A	$1,000	$1,035	$5.00	0.99%
Institutional Class	$1,000	$1,038	$3.72	0.74%
Hypothetical**
Class A	$1,000	$1,020	$4.96	0.99%
Institutional Class	$1,000	$1,021	$3.69	0.74%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Real Estate Securities Fund

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (99.7%)	Value
Diversified Real Estate Activities (0.2%)
5,686	Brookfield Asset Management, Inc.	$188,605

	Total Diversified Real Estate Activities	188,605

Diversified REITS (6.6%)
12,050	American Assets Trust, Inc.	270,522
20,085	Colonial Properties Trust	409,734
7,295	Excel Trust, Inc.	80,464
35,938	Liberty Property Trust[a]	1,170,860
5,700	PS Business Parks, Inc.	314,070
5,781	Retail Opportunity Investments Corporation	62,204
58,447	Vornado Realty Trust	5,446,091
11,380	Washington Real Estate Investment Trust	370,078
2,750	Winthrop Realty Trust	32,835

	Total Diversified REITS	8,156,858

Financials (4.4%)
3,623	Cohen & Steers Quality Income Realty Fund, Inc.	35,397
6,000	iShares Dow Jones U.S. Real Estate Index Fund ETF[a]	361,800
142,266	Prologis, Inc.	5,098,813

	Total Financials	5,496,010

Hotels, Resorts & Cruise Lines (1.1%)
3,800	Gaylord Entertainment Company[b]	114,000
7,100	Marriott International, Inc.	251,979
12,579	Starwood Hotels & Resorts Worldwide, Inc.	704,927
15,300	Summit Hotel Properties, Inc.	173,655
3,000	Wyndham Worldwide Corporation	100,950

	Total Hotels, Resorts & Cruise Lines	1,345,511

Industrial REITS (1.4%)
72,882	DCT Industrial Trust, Inc.	381,173
22,399	DuPont Fabros Technology, Inc.[a]	564,455
9,500	EastGroup Properties, Inc.	403,845
14,000	First Industrial Realty Trust, Inc.[b]	160,300
15,350	First Potomac Realty Trust	235,008

	Total Industrial REITS	1,744,781

Mortgage REITS (1.7%)
26,500	American Capital Agency Corporation	771,415
1,500	Apollo Commercial Real Estate Finance, Inc.	24,180
6,950	Colony Financial, Inc.	125,587
4,350	CreXus Investment Corporation	48,328
30,047	Invesco Mortgage Capital, Inc.	634,893
1,316	PennyMac Mortgage Investment Trust	21,806
6,000	Starwood Property Trust, Inc.	123,060
32,350	Two Harbors Investment Corporation	347,763

	Total Mortgage REITS	2,097,032

Office REITS (16.3%)
24,950	Alexandria Real Estate Equities, Inc.	1,931,629
48,403	BioMed Realty Trust, Inc.	931,274
52,300	Boston Properties, Inc.	5,552,168
48,246	Brandywine Realty Trust	559,171
8,060	CommonWealth REIT	208,270
5,440	Coresite Realty Corporation	89,216
23,195	Corporate Office Properties Trust	721,596
43,425	Digital Realty Trust, Inc.[a]	2,682,796
49,093	Douglas Emmett, Inc.	976,460
69,000	Duke Realty Corporation	966,690
6,250	Government Properties Income Trust	168,875
21,231	Highwoods Properties, Inc.[a]	703,383
2,696	Hudson Pacific Properties, Inc.	41,869
22,570	Kilroy Realty Corporation	891,289
18,850	Lexington Realty Trust	172,101
27,525	Mack-Cali Realty Corporation	906,674
8,100	Piedmont Office Realty Trust, Inc.[a]	165,159
29,942	SL Green Realty Corporation	2,481,294

	Total Office REITS	20,149,914

Real Estate Operating Companies (0.9%)
34,800	Brookfield Office Properties, Inc.	670,944
21,839	Forest City Enterprises, Inc.[b]	407,734

	Total Real Estate Operating Companies	1,078,678

Real Estate Services (0.2%)
8,500	CB Richard Ellis Group, Inc.[b]	213,435

	Total Real Estate Services	213,435

Residential REITS (18.0%)
30,498	American Campus Communities, Inc.	1,083,289
43,849	Apartment Investment & Management Company	1,119,465
12,652	Associated Estates Realty Corporation	205,595
29,553	AvalonBay Communities, Inc.	3,794,605
22,500	BRE Properties, Inc.	1,122,300
28,840	Camden Property Trust	1,834,801
15,000	Campus Crest Communities, Inc.[a]	194,100
21,200	Education Realty Trust, Inc.	181,684
17,590	Equity Lifestyle Properties, Inc.	1,098,320
100,595	Equity Residential	6,035,700
15,600	Essex Property Trust, Inc.	2,110,524
12,100	Home Properties, Inc.	736,648
10,788	Mid-America Apartment Communities, Inc.	727,866
14,988	Post Properties, Inc.	610,911
2,000	Sun Communities, Inc.	74,620
54,013	UDR, Inc.	1,326,019

	Total Residential REITS	22,256,447

Retail REITS (24.3%)
18,176	Acadia Realty Trust	369,518
41,918	CBL & Associates Properties, Inc.	759,973
90,595	Developers Diversified Realty Corporation	1,277,390
12,619	Equity One, Inc.	235,218
22,680	Federal Realty Investment Trust	1,931,882

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Fund

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (99.7%)	Value
Retail REITS (24.3%) - continued
117,460	General Growth Properties, Inc.	$1,960,407
28,781	Glimcher Realty Trust	273,420
15,000	Inland Real Estate Corporation	132,450
111,167	Kimco Realty Corporation	2,072,153
20,551	Kite Realty Group Trust	102,344
46,639	Macerich Company	2,495,187
28,000	National Retail Properties, Inc.	686,280
7,100	Pennsylvania Real Estate Investment Trust	111,470
14,214	Ramco-Gershenson Properties Trust	175,969
8,775	Realty Income Corporation[a]	293,875
40,300	Regency Centers Corporation	1,771,991
2,900	Saul Centers, Inc.	114,173
105,726	Simon Property Group, Inc.	12,288,533
34,698	Tanger Factory Outlet Centers, Inc.	928,865
20,150	Taubman Centers, Inc.	1,192,880
31,200	Weingarten Realty Investors[a]	784,992

	Total Retail REITS	29,958,970

Specialized REITS (24.6%)
29,540	Ashford Hospitality Trust[a]	367,773
6,148	Chatham Lodging Trust	99,044
12,227	Chesapeake Lodging Trust	208,593
14,350	Cogdell Spencer, Inc.	85,957
64,152	DiamondRock Hospitality Company	688,351
16,390	Entertainment Properties Trust	765,413
36,655	Extra Space Storage, Inc.	781,851
30,650	FelCor Lodging Trust, Inc.[b]	163,364
5,500	HCA Holdings, Inc.[b]	181,500
112,521	Health Care Property Investors, Inc.	4,128,395
54,476	Health Care REIT, Inc.	2,856,177
17,500	Healthcare Realty Trust, Inc.	361,025
50,650	Hersha Hospitality Trust	282,120
24,048	Hospitality Properties Trust	583,164
235,696	Host Hotels & Resorts, Inc.	3,995,047
26,700	LaSalle Hotel Properties	703,278
4,600	LTC Properties, Inc.	127,972
20,787	Medical Properties Trust, Inc.	239,050
44,675	Nationwide Health Properties, Inc.	1,849,992
25,830	Omega Healthcare Investors, Inc.	542,688
14,814	Pebblebrook Hotel Trust	299,095
11,402	Plum Creek Timber Company, Inc.[a]	462,237
47,710	Public Storage, Inc.	5,439,417
7,600	Rayonier, Inc. REIT	496,660
8,850	RLJ Lodging Trust	153,724
4,400	Sabra Healthcare REIT, Inc.	73,524
36,494	Senior Housing Property Trust	854,325
3,300	Sovran Self Storage, Inc.	135,300
27,522	Strategic Hotel Capital, Inc.[b]	194,856
36,865	Sunstone Hotel Investors, Inc.[b]	341,739
23,225	U-Store-It Trust	244,327
51,091	Ventas, Inc.	2,693,007

	Total Specialized REITS	30,398,965

	Total Common Stock (cost $105,562,419)	123,085,206

Principal Amount	Long-Term Fixed Income (<0.1%)
Collateralized Mortgage Obligations (<0.1%)
	Deutsche Alt-A Securities, Inc.
$21,906	5.888%, 6/25/2036	17,114
	Impac Secured Assets Corporation
53,318	0.296%, 2/25/2037[c]	39,141

	Total Collateralized Mortgage Obligations	56,255

	Total Long-Term Fixed Income (cost $72,588)	56,255

Shares	Collateral Held for Securities Loaned (5.8%)
7,143,790	Thrivent Financial Securities Lending Trust	7,143,790

	Total Collateral Held for Securities Loaned (cost $7,143,790)	7,143,790

	Total Investments (cost $112,778,797) 105.5%	$130,285,251

	Other Assets and Liabilities, Net (5.5%)	(6,809,140)

	Total Net Assets 100.0%	$123,476,111

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 30, 2011.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$20,036,556
Gross unrealized depreciation	(5,987,377)

Net unrealized appreciation (depreciation)	$14,049,179

Cost for federal income tax purposes	$116,236,072

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Fund

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Real Estate Securities Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Diversified Real Estate Activities	188,605	188,605	—	—
Diversified REITS	8,156,858	8,156,858	—	—
Financials	5,496,010	5,496,010	—	—
Hotels, Resorts & Cruise Lines	1,345,511	1,345,511	—	—
Industrial REITS	1,744,781	1,744,781	—	—
Mortgage REITS	2,097,032	2,097,032	—	—
Office REITS	20,149,914	20,149,914	—	—
Real Estate Operating Companies	1,078,678	1,078,678	—	—
Real Estate Services	213,435	213,435	—	—
Residential REITS	22,256,447	22,256,447	—	—
Retail REITS	29,958,970	29,958,970	—	—
Specialized REITS	30,398,965	30,398,965	—	—
Long-Term Fixed Income
Collateralized Mortgage Obligations	56,255	—	56,255	—
Collateral Held for Securities Loaned	7,143,790	7,143,790	—	—

Total	$130,285,251	$130,228,996	$56,255	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Real Estate Securities Fund, is as follows:

Fund	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
Thrivent Financial
Securities Lending Trust	$6,496,750	$41,459,783	$40,812,743	7,143,790	$7,143,790	$12,139
Total Value and Income Earned	6,496,750				7,143,790	12,139

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (81.0%)	Value
Consumer Discretionary (6.0%)
12,500	American Eagle Outfitters, Inc.	$159,375
2,100	Carnival plc ADR	81,564
2,900	Coach, Inc.	185,397
3,200	Darden Restaurants, Inc.	159,232
24,600	Gap, Inc.[a]	445,260
4,200	Guess ?, Inc.	176,652
4,700	Limited Brands, Inc.	180,715
4,000	McGraw-Hill Companies, Inc.	167,640
3,700	PetSmart, Inc.	167,869
1,800	Polaris Industries, Inc.	200,106
3,100	Ross Stores, Inc.	248,372
1,800	Sherwin-Williams Company	150,966
300	Starwood Hotels & Resorts Worldwide, Inc.	16,812
3,300	Target Corporation	154,803
2,700	Tim Hortons, Inc.	131,787
4,400	TJX Companies, Inc.	231,132
2,000	Toyota Motor Corporation ADR	164,840
3,000	Yum! Brands, Inc.	165,720

	Total Consumer Discretionary	3,188,242

Consumer Staples (9.5%)
2,000	Anheuser-Busch InBev NV ADR	116,020
10,800	Campbell Soup Company	373,140
4,900	Clorox Company	330,456
6,000	Coca-Cola Company[a]	403,740
2,700	Colgate-Palmolive Company	236,007
4,500	Companhia de Bebidas das Americas ADR[a]	151,785
5,600	Herbalife, Ltd.	322,784
3,100	Mead Johnson Nutrition Company	209,405
2,400	PepsiCo, Inc.	169,032
13,700	Philip Morris International, Inc.	914,749
6,800	Procter & Gamble Company	432,276
4,500	Unilever plc ADR	145,755
11,000	Vector Group, Ltd.	195,690
3,900	Walgreen Company	165,594
16,800	Wal-Mart Stores, Inc.	892,752

	Total Consumer Staples	5,059,185

Energy (12.2%)
2,100	Baker Hughes, Inc.	152,376
2,700	BP plc ADR	119,583
2,900	Cenovus Energy, Inc.	109,214
9,100	Chevron Corporation	935,844
400	CNOOC, Ltd. ADR	94,372
13,000	ConocoPhillips	977,470
2,200	Core Laboratories NV	245,388
4,000	Enbridge, Inc.	129,840
11,700	Exxon Mobil Corporation	952,146
3,000	Holly Corporation	208,200
2,900	Marathon Oil Corporation	152,772
2,600	Murphy Oil Corporation	170,716
2,900	National Oilwell Varco, Inc.	226,809
2,300	Occidental Petroleum Corporation	239,292
3,300	Penn West Petroleum, Ltd.	76,164
1,800	PetroChina Company, Ltd. ADR	262,854
5,900	Petroleo Brasileiro SA PREF ADR	181,012
4,600	Royal Dutch Shell plc ADR	330,050
2,600	Suncor Energy, Inc.	101,660
2,300	Total SA ADR	133,032
8,400	Valero Energy Corporation	214,788
17,000	W&T Offshore, Inc.	444,040

	Total Energy	6,457,622

Financials (19.3%)
17,200	Aflac, Inc.[a]	802,896
400	Agree Realty Corporation	8,932
200	Alexandria Real Estate Equities, Inc.	15,484
800	American Campus Communities, Inc.	28,416
13,300	Artio Global Investors, Inc.	150,290
600	Ashford Hospitality Trust	7,470
800	AvalonBay Communities, Inc.	102,720
5,800	Aviva plc ADR	82,534
10,300	Banco Santander SA ADR	118,553
19,400	Bank of America Corporation	212,624
3,500	Barclays plc ADR	57,505
1,000	BioMed Realty Trust, Inc.	19,240
1,100	Boston Properties, Inc.	116,776
700	Brandywine Realty Trust	8,113
400	BRE Properties, Inc.	19,952
800	Brookfield Office Properties, Inc.	15,424
500	Camden Property Trust	31,810
50,000	Capitol Federal Financial, Inc.[a]	588,000
600	CBL & Associates Properties, Inc.	10,878
11,400	Charles Schwab Corporation	187,530
200	Corporate Office Properties Trust	6,222
2,300	Credit Suisse Group ADR	89,746
1,200	DCT Industrial Trust, Inc.	6,276
1,500	Deutsche Bank AG ADR	88,860
500	Developers Diversified Realty Corporation	7,050
1,100	DiamondRock Hospitality Company	11,803
700	Digital Realty Trust, Inc.	43,246
400	Duke Realty Corporation	5,604
400	DuPont Fabros Technology, Inc.	10,080
100	EastGroup Properties, Inc.	4,251
800	Education Realty Trust, Inc.	6,856
100	Entertainment Properties Trust	4,670
750	Equity One, Inc.	13,980
1,700	Equity Residential	102,000
300	Essex Property Trust, Inc.	40,587
800	Federal Realty Investment Trust	68,144
400	First Industrial Realty Trust, Inc.[b]	4,580
400	Forest City Enterprises, Inc.[b]	7,468
1,700	Franklin Resources, Inc.	223,193
1,500	Franklin Street Properties Corporation	19,365
600	Getty Realty Corporation	15,138
500	Glimcher Realty Trust	4,750
1,300	Goldman Sachs Group, Inc.	173,017
800	Government Properties Income Trust	21,616
1,600	Health Care Property Investors, Inc.	58,704
200	Health Care REIT, Inc.	10,486
600	Highwoods Properties, Inc.	19,878
200	Hospitality Properties Trust	4,850
4,200	Host Hotels & Resorts, Inc.	71,190
3,100	HSBC Holdings plc ADR	153,822

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (81.0%)	Value
Financials (19.3%) - continued
1,300	iShares Dow Jones Select Dividend Index Fund ETF	$68,796
10,350	iShares Dow Jones U.S. Real Estate Index Fund ETF	624,105
4,600	iShares MSCI EAFE Index Fund	276,644
5,300	Itau Unibanco Holding SA ADR	124,815
400	Kilroy Realty Corporation	15,796
2,400	Kimco Realty Corporation	44,736
1,000	Kite Realty Group Trust	4,980
600	LaSalle Hotel Properties	15,804
500	Lexington Realty Trust	4,565
1,000	Liberty Property Trust	32,580
18,100	Lloyds Banking Group plc ADR[b]	56,472
300	LTC Properties, Inc.	8,346
600	Macerich Company	32,100
600	Mack-Cali Realty Corporation	19,764
4,900	Manulife Financial Corporation	86,534
400	Medical Properties Trust, Inc.	4,600
18,000	Mitsubishi UFJ Financial Group, Inc. ADR	86,940
4,500	Moody’s Corporation	172,575
7,000	Morgan Stanley	161,070
600	National Health Investors, Inc.	26,658
900	National Retail Properties, Inc.	22,059
700	Nationwide Health Properties, Inc.	28,987
7,700	Northern Trust Corporation	353,892
400	Omega Healthcare Investors, Inc.	8,404
500	Post Properties, Inc.	20,380
200	Potlatch Corporation	7,054
5,800	Principal Financial Group, Inc.	176,436
2,328	Prologis, Inc.	83,436
200	PS Business Parks, Inc.	11,020
1,000	Public Storage, Inc.	114,010
300	Ramco-Gershenson Properties Trust	3,714
300	Rayonier, Inc. REIT	19,605
400	Realty Income Corporation	13,396
800	Regency Centers Corporation	35,176
4,800	Royal Bank of Scotland Group plc ADR[b]	59,760
1,200	Senior Housing Property Trust	28,092
1,700	Simon Property Group, Inc.	197,591
600	SL Green Realty Corporation	49,722
100	Sovran Self Storage, Inc.	4,100
23,150	SPDR Dow Jones Wilshire International Real Estate ETF	934,797
5,300	Torchmark Corporation	339,942
1,800	Toronto-Dominion Bank	152,820
400	UDR, Inc.	9,820
200	Universal Health Realty Income Trust	7,996
200	Urstadt Biddle Properties, Inc.	3,622
300	U-Store-It Trust	3,156
9,200	Vanguard FTSE All-World Ex-US Index Fund ETF	458,252
4,000	Vanguard MSCI Emerging Markets ETF	194,480
1,000	Ventas, Inc.	52,710
1,000	Vornado Realty Trust	93,180
4,300	Waddell & Reed Financial, Inc.	156,305
100	Washington Real Estate Investment Trust	3,252
24,500	Wells Fargo & Company	687,470
1,000	Westpac Banking Corporation ADR	120,160

	Total Financials	10,205,255

Health Care (7.7%)
4,000	Abbott Laboratories	210,480
5,600	AmerisourceBergen Corporation	231,840
2,600	Amgen, Inc.[b]	151,710
5,000	Cardinal Health, Inc.	227,100
2,900	Covidien plc	154,367
5,100	Johnson & Johnson	339,252
2,700	McKesson Corporation	225,855
22,200	Medtronic, Inc.	855,366
5,200	Merck & Company, Inc.	183,508
2,800	Novartis AG ADR	171,108
900	Novo Nordisk A/S ADR	112,752
38,000	Pfizer, Inc.	782,800
3,900	Sanofi ADR	156,663
5,100	UnitedHealth Group, Inc.	263,058

	Total Health Care	4,065,859

Industrials (7.8%)
1,700	3M Company	161,245
4,450	ABB, Ltd. ADR[b]	115,477
1,600	Caterpillar, Inc.	170,336
11,400	Cintas Corporation	376,542
10,500	Joy Global, Inc.	1,000,020
4,100	Lockheed Martin Corporation	331,977
4,200	Nordson Corporation	230,370
3,800	Pall Corporation	213,674
7,200	Raytheon Company	358,920
4,900	Rockwell Collins, Inc.	302,281
1,100	Siemens AG ADR	151,283
4,800	Toro Company	290,400
3,400	United Parcel Service, Inc.	247,962
1,900	United Technologies Corporation	168,169

	Total Industrials	4,118,656

Information Technology (8.3%)
4,200	Accenture plc	253,764
3,400	Advantest Corporation ADR	62,696
5,300	Altera Corporation	245,655
5,100	Analog Devices, Inc.	199,614
10,000	Cisco Systems, Inc.	156,100
9,300	Comtech Telecommunications Corporation	260,772
2,100	FactSet Research Systems, Inc.	214,872
5,000	Hewlett-Packard Company	182,000
42,600	Intel Corporation	944,016
1,300	International Business Machines Corporation	223,015
39,700	Microsoft Corporation	1,032,200
6,900	Oracle Corporation	227,079
2,100	SAP AG ADR	127,365
10,000	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	126,100
5,500	Virnetx Holding Corporation[b]	159,170

	Total Information Technology	4,414,418

Materials (4.2%)
2,000	Barrick Gold Corporation	90,580

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (81.0%)	Value
Materials (4.2%) - continued
2,800	BHP Billiton plc ADR	$219,604
2,400	BHP Billiton, Ltd. ADR	227,112
3,200	Freeport-McMoRan Copper & Gold, Inc.	169,280
5,000	Mesabi Trust	167,400
10,900	Mosaic Company	738,257
800	POSCO ADR	86,896
1,200	Potash Corporation of Saskatchewan, Inc.	68,388
2,000	Rio Tinto plc ADR	144,640
5,200	Vale SA SP PREF ADR	150,592
1,400	Walter Energy, Inc.	162,120

	Total Materials	2,224,869

Telecommunications Services (2.5%)
2,400	America Movil SAB de CV ADR	129,312
13,200	AT&T, Inc.[a]	414,612
3,500	China Mobile, Ltd. ADR	163,730
5,600	IDT Corporation	151,312
5,000	Nippon Telegraph & Telephone Corporation ADR	120,900
7,000	NTT DOCOMO, INC. ADR	125,370
3,400	Telefonica SA ADR	83,266
4,400	Verizon Communications, Inc.	163,812

	Total Telecommunications Services	1,352,314

Utilities (3.5%)
13,000	Ameren Corporation	374,920
6,400	DTE Energy Company	320,128
3,900	Entergy Corporation	266,292
4,500	Exelon Corporation	192,780
2,300	National Grid plc ADR	113,689
9,700	Northeast Utilities	341,149
13,600	Questar Corporation	240,856

	Total Utilities	1,849,814

	Total Common Stock (cost $40,742,687)	42,936,234

Principal Amount	Long-Term Fixed Income (6.2%)
Consumer Cyclical (0.5%)
	CVS Caremark Corporation
$ 250,000	6.302%, 6/1/2037	243,438

	Total Consumer Cyclical	243,438

Energy (0.8%)
	Enbridge Energy Partners, LP
175,000	8.050%, 10/1/2037	189,865
	Enterprise Products Operating, LLC
225,000	7.034%, 1/15/2068	236,531

	Total Energy	426,396

Financials (4.5%)
	Aegon NV
300,000	3.698%, 7/29/2049[c,d]	209,535
	American International Group, Inc.
100,000	8.175%, 5/15/2058	109,260
	BAC Capital Trust VI
250,000	5.625%, 3/8/2035	215,383
	BBVA International Preferred SA Unipersonal
150,000	5.919%, 12/29/2049[d]	124,183
	ING Capital Funding Trust III
200,000	3.846%, 12/31/2049[c,d]	188,875
	J.P. Morgan Chase & Company
100,000	7.900%, 4/29/2049[d]	107,409
	Liberty Mutual Group, Inc.
200,000	10.750%, 6/15/2058[e]	265,500
	MetLife, Inc.
220,000	7.875%, 12/15/2037[e]	229,836
	Reinsurance Group of America, Inc.
225,000	6.750%, 12/15/2065	214,953
	Wachovia Capital Trust III
150,000	5.570%, 3/15/2042[c,d]	137,250
	Wells Fargo Capital XIII
135,000	7.700%, 12/29/2049[d]	137,700
	XL Capital, Ltd.
250,000	6.500%, 12/31/2049[d]	229,375
	ZFS Finance USA Trust II
230,000	6.450%, 12/15/2065[e]	233,450

	Total Financials	2,402,709

Utilities (0.4%)
	Dominion Resources, Inc.
200,000	6.300%, 9/30/2066	195,250

	Total Utilities	195,250

	Total Long-Term Fixed Income (cost $3,105,773)	3,267,793

Shares	Preferred Stock (1.0%)
Financials (0.9%)
3,000	Bank of America Corporation[d]	79,050
4,700	Citigroup Capital XII	121,354
2,500	JPMorgan Chase Capital XXIX	63,550
200	SG Preferred Capital II, LLC[d,e]	194,563
2,000	U.S. Bancorp[d]	55,280

	Total Financials	513,797

Utilities (0.1%)
1,720	Xcel Energy, Inc.	47,300

	Total Utilities	47,300

	Total Preferred Stock (cost $551,486)	561,097

Principal Amount	Short-Term Investments (8.5%)[f]
	Federal Home Loan Mortgage Corporation Discount Notes
500,000	0.160%, 8/29/2011[g]	499,871

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Short-Term Investments (8.5%)[f]	Value
	Federal National Mortgage Association Discount Notes
4,000,000	0.010%, 7/8/2011	$3,999,992

	Total Short-Term Investments (at amortized cost)	4,499,863

	Total Investments (cost $48,899,809) 96.7%	$51,264,987

	Other Assets and Liabilities, Net 3.3%	1,732,593

	Total Net Assets 100.0%	$52,997,580

a	All or a portion of the security was earmarked to cover written options.
b	Non-income producing security.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 30, 2011.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2011, the value of these investments was $923,349 or 1.7% of total net assets.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	At June 30, 2011, $499,871 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,606,393
Gross unrealized depreciation	(1,266,843)

Net unrealized appreciation (depreciation)	$2,339,550

Cost for federal income tax purposes	$48,925,437

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Equity Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	3,188,242	3,188,242	—	—
Consumer Staples	5,059,185	5,059,185	—	—
Energy	6,457,622	6,457,622	—	—
Financials	10,205,255	10,205,255	—	—
Health Care	4,065,859	4,065,859	—	—
Industrials	4,118,656	4,118,656	—	—
Information Technology	4,414,418	4,414,418	—	—
Materials	2,224,869	2,224,869	—	—
Telecommunications Services	1,352,314	1,352,314	—	—
Utilities	1,849,814	1,849,814	—	—
Long-Term Fixed Income
Consumer Cyclical	243,438	—	243,438	—
Energy	426,396	—	426,396	—
Financials	2,402,709	—	2,402,709	—
Utilities	195,250	—	195,250	—
Preferred Stock
Financials	513,797	319,234	194,563	—
Utilities	47,300	47,300	—	—
Short-Term Investments	4,499,863	—	4,499,863	—

Total	$51,264,987	$43,302,768	$7,962,219	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	154,689	154,689	—	—
Call Options Written	200	200	—	—

Total Asset Derivatives	$154,889	$154,889	$—	$—

Liability Derivatives
Call Options Written	3,550	3,550	—	—

Total Liability Derivatives	$3,550	$3,550	$—	$—

Futures Contracts	Number of Contracts Long/ (Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	92	September 2011	$5,896,611	$6,051,300	$154,689
Total Futures Contracts					$154,689

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Mini-Futures Call Option	20	$1,345.00	August 2011	($13,500)	$200
S&P 500 Mini-Futures Call Option	20	1,325.00	July 2011	(9,000)	(3,550)
Total Call Options Written				($22,500)	($3,350)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Equity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$154,689
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	200
Total Equity Contracts		154,889

Total Asset Derivatives		$154,889

Liability Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	3,550
Total Equity Contracts		3,550

Total Liability Derivatives		$3,550

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Equity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/ (Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	1,512
Futures	Net realized gains/(losses) on Futures contracts	200,931
Total Equity Contracts		202,443

Total		$202,443

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Equity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(4,213)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	78,194
Total Equity Contracts		73,981

Total		$73,981

The following table presents Equity Income Plus Fund’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$5,467,591	11.2%	13

*	Notional amount represents long or short, or both, derivative positions held by the fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (50.8%)	Value
Asset-Backed Securities (2.3%)
	Carrington Mortgage Loan Trust
$1,700,000	0.336%, 8/25/2036[a]	$548,646
	Goldman Sachs Alternative Mortgage Products Trust
880,622	0.266%, 8/25/2036[a]	808,095
	GSAMP Trust
1,191,276	0.366%, 2/25/2036[a]	985,314
	J.P. Morgan Mortgage Trust
708,796	2.739%, 2/25/2036	621,706
	Renaissance Home Equity Loan Trust
854,698	5.746%, 5/25/2036	559,162
1,000,000	6.011%, 5/25/2036	554,226
1,450,000	5.797%, 8/25/2036	654,874

	Total Asset-Backed Securities	4,732,023

Basic Materials (3.1%)
	Alcoa, Inc.
310,000	6.150%, 8/15/2020	328,409
325,000	5.400%, 4/15/2021	326,004
	Allegheny Technologies, Inc., Convertible
172,000	4.250%, 6/1/2014	284,660
	ArcelorMittal
620,000	5.500%, 3/1/2021	620,968
	Arch Coal, Inc.
920,000	7.000%, 6/15/2019[b]	917,700
	Dow Chemical Company
600,000	8.550%, 5/15/2019	773,666
	FMG Resources Property, Ltd.
920,000	7.000%, 11/1/2015[b]	938,400
	Georgia-Pacific, LLC
920,000	8.000%, 1/15/2024	1,092,540
	Newmont Mining Corporation, Convertible
188,000	3.000%, 2/15/2012	230,300
	Novelis, Inc.
920,000	8.375%, 12/15/2017	982,100

	Total Basic Materials	6,494,747

Capital Goods (1.3%)
	Alliant Techsystems, Inc. Convertible
204,000	3.000%, 8/15/2024	226,695
	Bombardier, Inc.
650,000	7.750%, 3/15/2020[b]	731,250
	Case New Holland, Inc.
920,000	7.875%, 12/1/2017[b]	1,012,000
	Owens-Brockway Glass Container, Inc., Convertible
225,000	3.000%, 6/1/2015[b]	221,625
	Textron, Inc.
450,000	7.250%, 10/1/2019[c]	529,053

	Total Capital Goods	2,720,623

Collateralized Mortgage Obligations (7.0%)
	Bear Stearns Adjustable Rate Mortgage Trust
1,852,922	2.560%, 10/25/2035[a]	1,617,675
	Citigroup Mortgage Loan Trust, Inc.
916,385	5.500%, 11/25/2035	796,460
	CitiMortgage Alternative Loan Trust
1,354,302	5.750%, 4/25/2037	988,667
	Countrywide Alternative Loan Trust
610,206	6.000%, 4/25/2036	460,242
517,955	6.000%, 1/25/2037	363,779
	Deutsche Alt-A Securities, Inc.
545,645	5.500%, 10/25/2021	506,833
1,921,156	1.050%, 4/25/2047[a]	1,230,821
	First Horizon Mortgage Pass- Through Trust
777,954	5.698%, 8/25/2037	578,024
	GSR Mortgage Loan Trust
857,509	0.376%, 8/25/2046[a]	698,674
	HomeBanc Mortgage Trust
1,514,628	2.234%, 4/25/2037	933,503
	J.P. Morgan Alternative Loan Trust
78,681	0.256%, 11/25/2036[a]	76,430
	J.P. Morgan Chase Commercial Mortgage Securities
1,297,770	5.518%, 1/25/2037	954,915
	J.P. Morgan Mortgage Trust
407,779	6.500%, 1/25/2035	398,752
417,176	5.346%, 10/25/2036	344,902
	MASTR Alternative Loans Trust
1,236,470	6.500%, 5/25/2034	1,282,809
567,912	6.500%, 7/25/2034	595,450
	New York Mortgage Trust, Inc.
1,061,996	2.820%, 5/25/2036	260,647
	Structured Adjustable Rate Mortgage Loan Trust
742,445	5.454%, 9/25/2036	161,133
	WaMu Mortgage Pass Through Certificates
595,801	5.387%, 11/25/2036	523,773
316,736	5.565%, 8/25/2046	255,082
	Washington Mutual Alternative Mortgage Pass-Through Certificates
1,767,493	1.028%, 2/25/2047[a]	853,478
	Wells Fargo Mortgage Backed Securities Trust
451,285	5.511%, 9/25/2036	17,380
1,086,234	6.000%, 7/25/2037	1,053,616

	Total Collateralized Mortgage Obligations	14,953,045

Commercial Mortgage-Backed Securities (3.7%)
	Banc of America Commercial Mortgage, Inc.
1,350,000	5.833%, 4/10/2049	1,278,208
	Commercial Mortgage Pass- Through Certificates
1,500,000	0.367%, 6/15/2022[a,d]	1,366,469

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (50.8%)	Value
Commercial Mortgage-Backed Securities (3.7%) - continued
	Greenwich Capital Commercial Funding Corporation
$1,350,000	5.867%, 12/10/2049	$1,234,393
	LB-UBS Commercial Mortgage Trust
1,350,000	6.375%, 9/15/2045	1,326,873
	Morgan Stanley Capital, Inc.
1,350,000	5.406%, 3/15/2044	1,266,340
	Wachovia Bank Commercial Mortgage Trust
1,600,000	0.307%, 9/15/2021[a,d]	1,492,976

	Total Commercial Mortgage- Backed Securities	7,965,259

Communications Services (5.3%)
	CBS Corporation
450,000	8.875%, 5/15/2019	573,642
	CCO Holdings, LLC
920,000	7.000%, 1/15/2019	947,600
	CenturyLink, Inc.
650,000	6.450%, 6/15/2021	642,570
	Clear Channel Worldwide Holdings, Inc.
920,000	9.250%, 12/15/2017	1,002,800
	Cricket Communications, Inc.
815,000	7.750%, 10/15/2020[c]	798,700
	DirecTV Holdings, LLC/DirecTV Financing Company, Inc.
620,000	6.375%, 3/1/2041	661,962
	Dish DBS Corporation
920,000	6.750%, 6/1/2021[b]	943,000
	EH Holding Corporation
920,000	6.500%, 6/15/2019[b]	936,100
	Intelsat Luxembourg SA
920,000	11.500%, 2/4/2017[b]	989,000
	NII Capital Corporation
920,000	7.625%, 4/1/2021	961,400
	SBA Communications Corporation, Convertible
140,000	1.875%, 5/1/2013	153,825
	Telefonica Emisiones SAU
310,000	5.134%, 4/27/2020	307,293
	Telefonica SA
325,000	5.877%, 7/15/2019	341,281
	Virgin Media Finance plc
830,000	9.500%, 8/15/2016	937,900
	Wind Acquisition Finance SA
920,000	7.250%, 2/15/2018[b]	956,800

	Total Communications Services	11,153,873

Consumer Cyclical (4.0%)
	Chrysler Group, LLC
905,000	8.000%, 6/15/2019[b,c]	889,162
	CVS Caremark Corporation
800,000	6.302%, 6/1/2037	779,000
	Ford Motor Credit Company, LLC
650,000	6.625%, 8/15/2017	690,977
	Goodyear Tire & Rubber Company
920,000	8.250%, 8/15/2020[c]	993,600
	Home Depot, Inc.
300,000	3.950%, 9/15/2020	296,817
	Lennar Corporation, Convertible
225,000	2.000%, 12/1/2020[b]	225,844
	MGM Resorts International
900,000	11.125%, 11/15/2017	1,028,250
	Rite Aid Corporation
920,000	7.500%, 3/1/2017	913,100
	Starwood Hotels & Resorts Worldwide, Inc.
920,000	6.750%, 5/15/2018	1,018,900
	Toys R Us Property Company II, LLC
920,000	8.500%, 12/1/2017	961,400
	West Corporation
805,000	7.875%, 1/15/2019[b]	780,850

	Total Consumer Cyclical	8,577,900

Consumer Non-Cyclical (3.2%)
	Anheuser-Busch InBev Worldwide, Inc.
465,000	4.375%, 2/15/2021	475,495
	Archer-Daniels-Midland Company, Convertible
235,000	0.875%, 2/15/2014	247,925
	Beckman Coulter, Inc., Convertible
219,000	2.500%, 12/15/2036	261,431
	Bunge Limited Finance Corporation
225,000	4.100%, 3/15/2016	234,376
	Charles River Laboratories International, Inc., Convertible
235,000	2.250%, 6/15/2013	246,456
	Community Health Systems, Inc.
920,000	8.875%, 7/15/2015	947,600
	Gilead Sciences, Inc., Convertible
187,000	0.625%, 5/1/2013	221,829
	HCA, Inc.
920,000	7.250%, 9/15/2020	987,850
	JBS USA, LLC/JBS USA Finance, Inc.
940,000	11.625%, 5/1/2014	1,081,000
	Molson Coors Brewing Company, Convertible
235,000	2.500%, 7/30/2013	257,912
	Mylan, Inc.
870,000	7.875%, 7/15/2020[b]	954,825
	Reynolds Group Holdings, Ltd.
920,000	6.875%, 2/15/2021[b]	897,000

	Total Consumer Non-Cyclical	6,813,699

Energy (4.1%)
	Chesapeake Energy Corporation, Convertible
220,000	2.750%, 11/15/2035	243,375
	Denbury Resources, Inc.
920,000	9.750%, 3/1/2016	1,028,100
	Enbridge Energy Partners, LP
900,000	8.050%, 10/1/2037[c]	976,450

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (50.8%)	Value
Energy (4.1%) - continued
	Enterprise Products Operating, LLC
$1,000,000	7.034%, 1/15/2068	$1,051,250
	Linn Energy, LLC
920,000	7.750%, 2/1/2021[b]	956,800
	Nexen, Inc.
620,000	6.400%, 5/15/2037	618,459
	Pioneer Natural Resources Company
1,045,000	7.500%, 1/15/2020	1,177,513
	Plains Exploration & Production Company
930,000	7.625%, 6/1/2018	976,500
	SandRidge Energy, Inc.
920,000	8.000%, 6/1/2018[b]	938,400
	Transocean, Inc.
600,000	7.375%, 4/15/2018	698,651

	Total Energy	8,665,498

Financials (12.2%)
	Abbey National Treasury Services plc
325,000	4.000%, 4/27/2016	322,501
	ABN Amro North American Holding Preferred Capital Repackage Trust I
650,000	6.523%, 12/29/2049[b,e]	601,250
	Aegon NV
600,000	3.698%, 7/29/2049[a,e]	419,070
	American Express Company
600,000	6.800%, 9/1/2066	616,500
	American International Group, Inc.
600,000	8.250%, 8/15/2018	689,176
465,000	6.400%, 12/15/2020	500,519
	Apollo Investment Corporation, Convertible
650,000	5.750%, 1/15/2016[b]	640,250
	Bank of America Corporation
1,090,000	5.875%, 1/5/2021	1,143,928
360,000	8.000%, 12/29/2049[e]	375,952
	BB&T Capital Trust IV
300,000	6.820%, 6/12/2057	303,750
	BBVA Bancomer SA/Texas
310,000	6.500%, 3/10/2021[b]	316,200
	BBVA International Preferred SA Unipersonal
650,000	5.919%, 12/29/2049[e]	538,127
	CNA Financial Corporation
600,000	7.350%, 11/15/2019	683,963
	Coventry Health Care, Inc.
165,000	5.450%, 6/15/2021	168,829
	Developers Diversified Realty Corporation
775,000	7.875%, 9/1/2020	888,589
	Discover Bank
600,000	8.700%, 11/18/2019	723,816
	General Electric Capital Corporation
310,000	5.300%, 2/11/2021	322,568
	Goldman Sachs Group, Inc., Convertible
830	0.500%, 3/30/2012[b,f]	592,997
	HCP, Inc.
450,000	6.700%, 1/30/2018	503,073
250,000	5.375%, 2/1/2021	257,857
	Health Care REIT, Inc.
620,000	6.500%, 3/15/2041	607,234
	HSBC Finance Corporation
465,000	6.676%, 1/15/2021[b]	477,096
	Huntington Bancshares, Inc.
300,000	7.000%, 12/15/2020	338,251
	Huntington National Bank
600,000	6.600%, 6/15/2018	667,709
	Icahn Enterprises, LP
920,000	8.000%, 1/15/2018	933,800
	ING Capital Funding Trust III
600,000	3.846%, 12/31/2049[a,e]	566,626
	International Lease Finance Corporation
1,010,000	5.750%, 5/15/2016	994,564
	J.P. Morgan Chase & Company
330,000	3.150%, 7/5/2016	332,019
	J.P. Morgan Chase Capital XX
560,000	6.550%, 9/29/2036	561,375
	KeyCorp
190,000	5.100%, 3/24/2021	193,514
	LBG Capital No. 1 plc
620,000	7.875%, 11/1/2020[b]	579,700
	Lehman Brothers Holdings, Inc.
600,000	7.000%, 9/27/2027	156,750
	Liberty Mutual Group, Inc.
650,000	10.750%, 6/15/2058[b]	862,875
	Lincoln National Corporation
870,000	6.050%, 4/20/2067	837,375
	Lloyds TSB Bank plc
150,000	6.500%, 9/14/2020[b]	141,493
	MetLife, Inc.
675,000	7.875%, 12/15/2037[b]	705,177
	Morgan Stanley
620,000	5.750%, 1/25/2021	627,334
	Prudential Financial, Inc.
450,000	6.200%, 11/15/2040	459,863
	Regions Bank
600,000	7.500%, 5/15/2018	627,423
	Reinsurance Group of America, Inc.
900,000	6.750%, 12/15/2065	859,814
325,000	5.000%, 6/1/2021[c]	321,533
	Royal Bank of Scotland plc
325,000	6.125%, 1/11/2021	333,162
	Santander Holdings USA, Inc.
160,000	4.625%, 4/19/2016	160,795
	SLM Corporation
650,000	8.000%, 3/25/2020	697,973
	Swiss RE Capital I, LP
580,000	6.854%, 5/29/2049[b,e]	557,661
	XL Capital, Ltd.
900,000	6.500%, 12/31/2049[c,e]	825,750
	ZFS Finance USA Trust II
850,000	6.450%, 12/15/2065[b]	862,750

	Total Financials	25,898,531

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 30, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (50.8%)	Value
Foreign Government (0.1%)
	Brazil Government International Bond
$300,000	4.875%, 1/22/2021	$320,850

	Total Foreign Government	320,850

Technology (1.3%)
	EMC Corporation, Convertible
188,000	1.750%, 12/1/2013	329,470
	Freescale Semiconductor, Inc.
920,000	9.250%, 4/15/2018[b]	991,300
	Intel Corporation, Convertible
235,000	3.250%, 8/1/2039	286,700
	International Game Technology, Convertible
188,000	3.250%, 5/1/2014	224,190
	Seagate HDD Cayman
920,000	7.750%, 12/15/2018[b]	966,000

	Total Technology	2,797,660

Transportation (1.0%)
	Delta Air Lines, Inc.
860,000	9.500%, 9/15/2014[b]	916,975
289,797	7.750%, 12/17/2019	317,704
	Hertz Corporation
920,000	6.750%, 4/15/2019[b]	910,800

	Total Transportation	2,145,479

Utilities (2.2%)
	AES Corporation
920,000	7.375%, 7/1/2021[b,c]	933,800
	CenterPoint Energy, Inc.
255,000	6.500%, 5/1/2018	291,755
	CMS Energy Corporation, Convertible
188,000	5.500%, 6/15/2029	271,425
	Energy Transfer Partners, LP
650,000	4.650%, 6/1/2021	635,914
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
920,000	6.500%, 8/15/2021	913,100
	NiSource Finance Corporation
650,000	6.125%, 3/1/2022	716,104
	Southern Union Company
300,000	7.200%, 11/1/2066[c]	279,000
	TransCanada PipeLines, Ltd.
600,000	6.350%, 5/15/2067	603,159

	Total Utilities	4,644,257

	Total Long-Term Fixed Income (cost $107,017,686)	107,883,444

Shares	Common Stock (35.7%)
Consumer Discretionary (3.3%)
6,500	Amazon.com, Inc.[g,h]	1,329,185
26,700	DIRECTV[g]	1,356,894
23,500	Ford Motor Company[g]	324,065
18,600	Gap, Inc.	336,660
11,300	McDonald’s Corporation	952,816
34,200	TJX Companies, Inc.	1,796,526
12,100	Weight Watchers International, Inc.	913,187

	Total Consumer Discretionary	7,009,333

Consumer Staples (4.3%)
14,500	Coca-Cola Company	975,705
8,500	Colgate-Palmolive Company	742,985
15,400	Dr. Pepper Snapple Group, Inc.	645,722
10,800	Herbalife, Ltd.	622,512
11,700	Kimberly-Clark Corporation	778,752
14,600	PepsiCo, Inc.	1,028,278
28,500	Philip Morris International, Inc.	1,902,945
5,140	Procter & Gamble Company	326,750
7,700	Walgreen Company	326,942
33,600	Wal-Mart Stores, Inc.	1,785,504

	Total Consumer Staples	9,136,095

Energy (5.2%)
18,000	Chevron Corporation	1,851,120
8,000	CNOOC, Ltd. ADR[c]	1,887,440
15,100	ConocoPhillips	1,135,369
7,900	Core Laboratories NVc	881,166
5,500	Energen Corporation	310,750
6,900	Eni SPA ADR[c]	328,095
19,000	Kayne Anderson MLP Investment Company	574,750
18,800	Marathon Oil Corporation	990,384
5,800	Murphy Oil Corporation	380,828
5,200	Occidental Petroleum Corporation	541,008
43,000	StatoilHydro ASA Sponsor ADR[c]	1,094,350
5,000	Transocean, Ltd.	322,800
26,700	W&T Offshore, Inc.[c]	697,404

	Total Energy	10,995,464

Financials (6.9%)
26,000	Aflac, Inc.[h]	1,213,680
14,800	Allstate Corporation	451,844
8,800	Ameriprise Financial, Inc.	507,584
108,711	Annaly Capital Management, Inc.[h]	1,961,146
142,000	Anworth Mortgage Asset Corporation[h]	1,066,420
69,000	Ares Capital Corporation	1,108,830
10,200	Axis Capital Holdings, Ltd.	315,792
2,500	Goldman Sachs Group, Inc.	332,725
50,750	Invesco Mortgage Capital, Inc.	1,072,348
19,839	Manulife Financial Corporation	351,322
75,600	MFA Financial, Inc.	607,824
19,300	Morgan Stanley	444,093
37,000	Solar Capital, Ltd.	913,530
8,200	Travelers Companies, Inc.	478,716
93,100	Two Harbors Investment Corporation	1,000,825
21,500	U.S. Bancorp	548,465
16,100	Validus Holdings, Ltd.	498,295
39,300	Wells Fargo & Company	1,102,758
32,000	Western Asset Emerging Markets Debt Fund, Inc.	610,880

	Total Financials	14,587,077

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 30, 2011

(unaudited)

Shares	Common Stock (35.7%)	Value
Health Care (3.1%)
20,300	Abbott Laboratories[h]	$1,068,186
26,300	AstraZeneca plc ADR[c]	1,316,841
8,000	Gilead Sciences, Inc.[g]	331,280
17,000	Johnson & Johnson	1,130,840
34,800	Medtronic, Inc.	1,340,844
48,928	Pfizer, Inc.	1,007,917
6,800	UnitedHealth Group, Inc.	350,744

	Total Health Care	6,546,652

Industrials (3.8%)
7,200	3M Company	682,920
12,700	ABB, Ltd. ADR[g]	329,565
85,550	Alerian MLP ETF[c]	1,372,222
7,000	Caterpillar, Inc.	745,220
4,200	Dun & Bradstreet Corporation	317,268
13,900	Emerson Electric Company	781,875
5,900	Honeywell International, Inc.	351,581
16,800	Joy Global, Inc.	1,600,032
8,700	KBR, Inc.	327,903
21,600	Nordson Corporation	1,184,760
28,100	Southwest Airlines Company	320,902

	Total Industrials	8,014,248

Information Technology (4.0%)
33,100	Accenture plc	1,999,902
1,000	Apple, Inc.[g]	335,670
15,500	BMC Software, Inc.[g]	847,850
21,100	Cisco Systems, Inc.	329,371
2,900	F5 Networks, Inc.[g]	319,725
14,800	Intel Corporation	327,968
7,000	International Business Machines Corporation	1,200,850
10,100	Linear Technology Corporation	333,502
3,200	MasterCard, Inc.	964,288
37,000	Micron Technology, Inc.[g]	276,760
45,200	Microsoft Corporation	1,175,200
22,000	Teradyne, Inc.[g]	325,600

	Total Information Technology	8,436,686

Materials (1.6%)
3,800	BASF SE ADR	372,628
15,500	E.I. du Pont de Nemours and Company	837,775
8,000	LyondellBasell Industries NV	308,160
10,600	Mesabi Trust[c]	354,888
9,200	Southern Copper Corporation	302,404
41,800	Vale SA SP ADR	1,335,510

	Total Materials	3,511,365

Telecommunications Services (2.1%)
49,800	AT&T, Inc.[h]	1,564,218
14,900	China Unicom (Hong Kong), Ltd. ADR[c]	302,023
13,900	Nippon Telegraph & Telephone Corporation ADR	336,102
35,145	Telecomunicacoes de Sao Paulo SA ADR[c]	1,043,806
32,400	Verizon Communications, Inc.	1,206,252

	Total Telecommunications Services	4,452,401

Utilities (1.4%)
27,500	Enersis SA ADR	635,250
6,700	National Grid plc ADR	331,181
93,500	Questar Corporation	1,655,885
8,400	Southern Company	339,192

	Total Utilities	2,961,508

	Total Common Stock (cost $73,487,221)	75,650,829

	Preferred Stock (1.6%)
Energy (0.2%)
6,000	Apache Corporation, Convertible, 6.000%	395,520

	Total Energy	395,520

Financials (1.4%)
906	Ally Financial, Inc., 7.000%[b,e]	851,470
5,640	AMG Capital Trust I, Convertible, 5.100%	265,785
19,200	Citigroup Capital XII, 8.500%	495,744
3,200	Citigroup, Inc., Convertible, 7.500%[i]	384,480
1,000	SG Preferred Capital II, LLC, 6.302%[b,e]	972,813

	Total Financials	2,970,292

	Total Preferred Stock (cost $3,147,364)	3,365,812

	Collateral Held for Securities Loaned (6.8%)
14,473,675	Thrivent Financial Securities Lending Trust	14,473,675

	Total Collateral Held for Securities Loaned (cost $14,473,675)	14,473,675

Principal Amount	Short-Term Investments (10.7%)[j]
	BNP Paribas Canada
3,000,000	0.100%, 7/5/2011	2,999,967
	Federal Home Loan Bank Discount Notes
10,000,000	0.040%, 7/13/2011	9,999,867
	Federal Home Loan Mortgage Corporation Discount Notes
2,660,000	0.158%, 8/29/2011[k]	2,659,320
	Windmill Funding Corporation
7,025,000	0.070%, 7/1/2011	7,025,000

	Total Short-Term Investments (at amortized cost)	22,684,154

	Total Investments (cost $220,810,100) 105.6%	$224,057,914

	Other Assets and Liabilities, Net (5.6%)	(11,969,509)

	Total Net Assets 100.0%	$212,088,405

[a]	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 30, 2011

(unaudited)

[b]

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2011, the value of these investments was $26,169,363 or 12.3% of total net assets.

[c]	All or a portion of the security is on loan.
[d]

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Diversified Income Plus Fund owned as of June 30, 2011.

Security	Acquisition Date	Amortized Cost
Commercial Mortgage Pass-Through Certificates	5/2/2007	$1,458,092
Wachovia Bank Commercial Mortgage Trust	4/25/2007	$1,574,947

[e]	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
[f]	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Kubota Corporation.
[g]	Non-income producing security.
[h]	All or a portion of the security was earmarked to cover written options.
[i]	Denotes equity-linked structured securities. These securities are linked to the common stock of Citigroup, Inc.
[j]	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
[k]	At June 30, 2011, $2,099,464 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$8,672,632
Gross unrealized depreciation	(5,956,351)

Net unrealized appreciation (depreciation)	$2,716,281

Cost for federal income tax purposes	$221,341,633

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 30, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2011, in valuing Diversified Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	4,732,023	—	4,732,023	—
Basic Materials	6,494,747	—	6,494,747	—
Capital Goods	2,720,623	—	2,720,623	—
Collateralized Mortgage Obligations	14,953,045	—	14,953,045	—
Commercial Mortgage-Backed Securities	7,965,259	—	7,965,259	—
Communications Services	11,153,873	—	11,153,873	—
Consumer Cyclical	8,577,900	—	8,577,900	—
Consumer Non-Cyclical	6,813,699	—	6,813,699	—
Energy	8,665,498	—	8,665,498	—
Financials	25,898,531	—	25,305,534	592,997
Foreign Government	320,850	—	320,850	—
Technology	2,797,660	—	2,797,660	—
Transportation	2,145,479	—	2,145,479	—
Utilities	4,644,257	—	4,644,257	—
Common Stock
Consumer Discretionary	7,009,333	7,009,333	—	—
Consumer Staples	9,136,095	9,136,095	—	—
Energy	10,995,464	10,995,464	—	—
Financials	14,587,077	14,235,755	351,322	—
Health Care	6,546,652	6,546,652	—	—
Industrials	8,014,248	8,014,248	—	—
Information Technology	8,436,686	8,436,686	—	—
Materials	3,511,365	3,511,365	—	—
Telecommunications Services	4,452,401	4,452,401	—	—
Utilities	2,961,508	2,961,508	—	—
Preferred Stock
Energy	395,520	395,520	—	—
Financials	2,970,292	880,224	2,090,068	—
Collateral Held for Securities Loaned	14,473,675	14,473,675	—	—
Short-Term Investments	22,684,154	—	22,684,154	—

Total	$224,057,914	$91,048,926	$132,415,991	$592,997

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	349,762	349,762	—	—
Call Options Written	500	500	—	—

Total Asset Derivatives	$350,262	$350,262	$—	$—

Liability Derivatives
Futures Contracts	294,866	294,866	—	—
Call Options Written	8,875	8,875	—	—

Total Liability Derivatives	$303,741	$303,741	$—	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Diversified Income Plus Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value June 30, 2011
Long-Term Fixed Income
Financials	—	—	(56,710)	649,707	—	—	—	592,997
Transportation	648,689	24,036	(19,460)	—	(335,561)	—	(317,704)	—

Total	$648,689	$24,036	($76,170)	$649,707	($335,561)	$—	($317,704)	$592,997

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on June 30, 2011 of ($56,711).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 30, 2011

(unaudited)

Futures Contracts	Number of Contracts Long/ (Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	39	September 2011	$4,639,596	$4,648,617	$9,021
10-Yr. U.S. Treasury Bond Futures	(10)	September 2011	(1,217,704)	(1,223,281)	(5,577)
S&P 500 Index Futures	(22)	September 2011	(6,945,961)	(7,235,250)	(289,289)
S&P 500 Index Mini-Futures	203	September 2011	13,011,584	13,352,325	340,741
Total Futures Contracts					$54,896

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Mini-Futures Call Option	50	$1,345.00	August 2011	($33,750)	$500
S&P 500 Mini-Futures Call Option	50	1,325.00	July 2011	(22,500)	(8,875)
Total Call Options Written				($56,250)	($8,375)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2011, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	9,021
Total Interest Rate Contracts		9,021
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	340,741
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	500
Total Equity Contracts		341,241

Total Asset Derivatives		$350,262

Liability Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	8,875
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	289,289
Total Equity Contracts		298,164
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	5,577
Total Interest Rate Contracts		5,577

Total Liability Derivatives		$303,741

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Diversified Income Plus Fund

Schedule of Investments as of June 30, 2011

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2011, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(6,508)
Futures	Net realized gains/(losses) on Futures contracts	(22,752)
Total Equity Contracts		(29,260)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	55,113
Total Interest Rate Contracts		55,113
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(576,245)
Total Credit Contracts		(576,245)

Total		($550,392)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2011, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(9,813)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(83,269)
Total Equity Contracts		(93,082)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	39,351
Total Interest Rate Contracts		39,351
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	510,033
Total Credit Contracts		510,033

Total		$456,302

The following table presents Diversified Income Plus Fund’s average volume of derivative activity during the period ended June 30, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$18,360,702	9.2%	N/A	N/A	26
Interest Rate Contracts	5,877,013	3.0	N/A	N/A	N/A
Credit Contracts	N/A	N/A	$11,431,899	5.8%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Fund, is as follows:

Fund	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at June 30, 2011	Value June 30, 2011	Income Earned January 1, 2011 - June 30, 2011
High Yield	$2,246,684	$—	$2,293,103	—	$—	$73,488
Thrivent Financial Securities Lending Trust	9,448,870	49,020,593	43,995,788	14,473,675	14,473,675	26,253
Total Value and Income Earned	11,695,554				14,473,675	99,741

The accompanying Notes to Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Mutual Funds

Statement of Assets and Liabilities

As of June 30, 2011 (unaudited)	Real Estate Securities Fund	Equity Income Plus Fund	Diversified Income Plus Fund
Assets
Investments at cost	$112,778,797	$48,899,809	$220,810,100
Investments in securities at value	123,141,461	51,264,987	209,584,239
Investments in affiliates at value	7,143,790	—	14,473,675
Investments at Value	130,285,251	51,264,987	224,057,914

Cash	308,554	1,543,570	2,978,213
Dividends and interest receivable	368,442	105,540	1,589,910
Prepaid expenses	14,694	3,592	4,631
Receivable for investments sold	123,165	13,700	34,250
Receivable for fund shares sold	44,289	129,228	269,010
Receivable for variation margin	—	51,145	118,086
Total Assets	131,144,395	53,111,762	229,052,014

Liabilities
Distributions payable	4,612	3,655	134,048
Accrued expenses	26,169	18,783	66,516
Payable for investments purchased	374,390	9,550	1,888,570
Payable upon return of collateral for securities loaned	7,143,790	—	14,473,675
Payable for fund shares redeemed	29,488	26,486	128,085
Open options written, at value	—	22,500	56,250
Payable for variation margin	—	—	73,483
Payable to affiliate	89,835	33,208	142,982
Total Liabilities	7,668,284	114,182	16,963,609

Net Assets
Capital stock (beneficial interest)	120,535,370	51,762,181	224,682,261
Accumulated undistributed net investment income/(loss)	(463,740)	(6,356)	631,765
Accumulated undistributed net realized gain/(loss)	(14,101,858)	(1,274,762)	(16,519,956)
Net unrealized appreciation/(depreciation) on:
Investments	17,506,454	2,365,178	3,247,814
Written option contracts	—	(3,350)	(8,375)
Futures contracts	—	154,689	54,896
Foreign currency transactions	(115)	—	—
Total Net Assets	$123,476,111	$52,997,580	$212,088,405

Class A Share Capital	$16,866,078	$20,853,796	$198,554,249
Shares of beneficial interest outstanding (Class A)	1,597,318	2,183,166	30,677,643
Net asset value per share	$10.56	$9.55	$6.47
Maximum public offering price	$11.17	$10.11	$6.77

Institutional Class Share Capital	$106,610,033	$32,143,784	$13,534,156
Shares of beneficial interest outstanding (Institutional Class)	10,092,007	3,362,023	2,100,773
Net asset value per share	$10.56	$9.56	$6.44

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations

For the six months ended June 30, 2011 (unaudited)	Real Estate Securities Fund	Equity Income Plus Fund	Diversified Income Plus Fund
Investment Income
Dividends	$1,562,501	$541,524	$1,505,154
Taxable interest	2,404	98,438	3,725,582
Income from securities loaned	12,139	—	26,253
Income from affiliated investments	—	—	73,488
Foreign dividend tax withholding	(1,670)	(10,809)	(26,503)
Total Investment Income	1,575,374	629,153	5,303,974

Expenses
Adviser fees	467,990	157,054	541,992
Administrative service fees	46,700	39,832	54,709
Audit and legal fees	9,491	8,694	9,971
Custody fees	4,543	5,654	10,941
Distribution expenses Class A	19,806	21,380	233,269
Insurance expenses	1,785	1,633	2,086
Printing and postage expenses Class A	10,859	5,694	33,439
Printing and postage expenses Institutional Class	445	526	845
SEC and state registration expenses	11,067	4,974	14,530
Transfer agent fees Class A	29,799	17,459	108,362
Transfer agent fees Institutional Class	537	620	3,265
Trustees’ fees	4,353	2,351	7,477
Other expenses	6,067	7,095	9,752
Total Expenses Before Reimbursement	613,442	272,966	1,030,638

Less:
Reimbursement from adviser	(32,215)	(49,126)	(67,938)
Custody earnings credit	(191)	(610)	(168)
Total Net Expenses	581,036	223,230	962,532

Net Investment Income/(Loss)	994,338	405,923	4,341,442

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	1,113,046	3,292,815	6,827,030
Affiliated investments	—	—	543,104
Written option contracts	—	1,512	(6,508)
Futures contracts	—	200,931	32,361
Foreign currency transactions	—	—	(2,437)
Swap agreements	—	—	(576,245)
Change in net unrealized appreciation/(depreciation) on:
Investments	9,725,030	(1,255,145)	(4,518,769)
Affiliated investments	—	—	(496,684)
Written option contracts	—	(4,213)	(9,813)
Futures contracts	—	78,194	(43,918)
Foreign currency transactions	69	—	—
Swap agreements	—	—	510,033

Net Realized and Unrealized Gains/(Losses)	10,838,145	2,314,094	2,258,154

Net Increase/(Decrease) in Net Assets Resulting From Operations	$11,832,483	$2,720,017	$6,599,596

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets

	Real Estate Securities Fund		Equity Income Plus Fund
For the periods ended	6/30/2011 (unaudited)	12/31/2010	6/30/2011 (unaudited)	12/31/2010
Operations
Net investment income/(loss)	$994,338	$1,434,457	$405,923	$660,759
Net realized gains/(losses)	1,113,046	1,784,506	3,495,258	1,405,759
Change in net unrealized appreciation/(depreciation)	9,725,099	20,740,862	(1,181,164)	3,041,775
Net Change in Net Assets Resulting From Operations	11,832,483	23,959,825	2,720,017	5,108,293

Distributions to Shareholders
From net investment income Class A	(172,308)	(270,506)	(133,471)	(122,271)
From net investment income Institutional Class	(1,274,271)	(2,097,919)	(272,461)	(566,184)

Total From Net Investment Income	(1,446,579)	(2,368,425)	(405,932)	(688,455)

From return of capital Class A	—	(56,118)	—	—
From return of capital Institutional Class	—	(378,350)	—	—

Total From Return of Capital	—	(434,468)	—	—
Total Distributions to Shareholders	(1,446,579)	(2,802,893)	(405,932)	(688,455)
Capital Stock Transactions
Class A
Sold	2,263,653	4,006,567	10,616,105	8,026,821
Distributions reinvested	169,598	326,253	127,735	115,501
Redeemed	(1,768,171)	(3,037,884)	(2,339,507)	(1,398,631)

Total Class A Capital Stock Transactions	665,080	1,294,936	8,404,333	6,743,691

Institutional Class
Sold	1,109,243	3,231,206	971,528	2,071,416
Distributions reinvested	1,268,945	2,467,194	271,669	565,596
Redeemed	(179,111)	(9,006,306)	(617,937)	(924,971)

Total Institutional Class Capital Stock Transactions	2,199,077	(3,307,906)	625,260	1,712,041

Capital Stock Transactions	2,864,157	(2,012,970)	9,029,593	8,455,732

Net Increase/(Decrease) in Net Assets	13,250,061	19,143,962	11,343,678	12,875,570
Net Assets, Beginning of Period	110,226,050	91,082,088	41,653,902	28,778,332
Net Assets, End of Period	$123,476,111	$110,226,050	$52,997,580	$41,653,902
Accumulated Undistributed Net Investment Income/(Loss)	$(463,740)	$(11,499)	$(6,356)	$(6,347)

Capital Stock Share Transactions
Class A shares
Sold	222,515	453,249	1,127,823	933,400
Distributions reinvested	16,277	36,852	13,325	13,613
Redeemed	(173,834)	(348,515)	(248,278)	(169,658)

Total Class A shares	64,958	141,586	892,870	777,355

Institutional Class shares
Sold	110,052	398,009	103,074	250,647
Distributions reinvested	121,822	278,852	28,317	67,918
Redeemed	(17,573)	(1,090,271)	(65,688)	(114,328)

Total Institutional Class shares	214,301	(413,410)	65,703	204,237

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

	Diversified Income Plus Fund
For the periods ended	6/30/2011 (unaudited)	12/31/2010
Operations
Net investment income/(loss)	$4,341,442	$8,767,971
Net realized gains/(losses)	6,817,305	4,786,883
Change in net unrealized appreciation/(depreciation)	(4,559,151)	8,790,881
Net Change in Net Assets Resulting From Operations	6,599,596	22,345,735
Distributions to Shareholders
From net investment income Class A	(4,277,057)	(7,576,233)
From net investment income Institutional Class	(266,078)	(384,932)

Total From Net Investment Income	(4,543,135)	(7,961,165)

Total Distributions to Shareholders	(4,543,135)	(7,961,165)
Capital Stock Transactions
Class A
Sold	35,524,097	38,733,954
Distributions reinvested	3,446,706	6,044,605
Redeemed	(13,923,279)	(22,225,705)

Total Class A Capital Stock Transactions	25,047,524	22,552,854

Institutional Class
Sold	6,992,053	3,111,206
Distributions reinvested	263,254	380,344
Redeemed	(1,477,637)	(3,076,715)

Total Institutional Class Capital Stock Transactions	5,777,670	414,835

Capital Stock Transactions	30,825,194	22,967,689

Net Increase/(Decrease) in Net Assets	32,881,655	37,352,259
Net Assets, Beginning of Period	179,206,750	141,854,491
Net Assets, End of Period	$212,088,405	$179,206,750
Accumulated Undistributed Net Investment Income/(Loss)	$631,765	$833,458

Capital Stock Share Transactions
Class A shares
Sold	5,445,549	6,342,613
Distributions reinvested	526,452	993,979
Redeemed	(2,135,593)	(3,667,972)

Total Class A shares	3,836,408	3,668,620

Institutional Class shares
Sold	1,074,323	511,739
Distributions reinvested	40,367	62,838
Redeemed	(227,420)	(508,849)

Total Institutional Class shares	887,270	65,728

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Notes to Financial Statements

As of June 30, 2011

(unaudited)

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-six separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, thirteen equity funds, two hybrid funds, six fixed-income funds, and one money market fund.

This shareholder report includes Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund, three of the Trust’s twenty-six Funds. The other Funds of the Trust have a fiscal year-end of October 31 and are presented under a separate shareholder report.

(A) Share Classes – As of June 30, 2011, the Trust includes two classes of shares: Class A and Institutional Class. The classes of shares differ principally in their respective distribution expenses, other class-specific expenses and arrangements. Class A shares generally have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, although some of the fixed-income funds have reduced 12b-1 fees and either a reduced or no front-end sales load. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. All Funds of the Trust offer Class A and Institutional Class shares.

(B) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

The various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically categorized in this level are U.S. equity securities, futures and options; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically categorized in this level are fixed-income securities, international equity securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board of Trustees. As of June 30, 2011, no Funds held these types of level 3 securities.

The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board of Trustees has authorized the Funds’ investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), to make fair

Thrivent Mutual Funds

Notes to Financial Statements

As of June 30, 2011

(unaudited)

valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Funds are exposed to counterparty risk equal to the discounted net amount of payments to the Funds. During the six months ended June 30, 2011, Diversified Income Plus Fund engaged in this type of investment.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable. These amounts are shown as part of net realized gains/(losses) on investments in the Statement of Operations.

U.S. Generally Accepted Accounting Principles (“GAAP”) require management of the Funds to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

Management of the Funds analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts, as well as certain foreign countries. As of June 30, 2011, open U.S. Federal, Minnesota, Wisconsin, and Massachusetts tax years include the tax years ended December 31, 2007, through 2010. Additionally, as of June 30, 2011, the tax year ended December 31, 2006, is open for

35

Thrivent Mutual Funds

Notes to Financial Statements

As of June 30, 2011

(unaudited)

Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of June 30, 2011, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

(G) Custody Earnings Credit – The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Net investment income is distributed to each shareholder as a dividend. Dividends from Real Estate Securities Fund and Equity Income Plus Fund are declared and paid quarterly. Dividends from Diversified Income Plus Fund are declared and paid monthly. Additionally, it is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination cannot be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are distributed at least annually.

(I) Options – All Funds may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where the Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the six months ended June 30, 2011, Equity Income Plus Fund and Diversified Income Plus Fund engaged in these types of investments.

(J) Futures Contracts – Certain Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the

36

Thrivent Mutual Funds

Notes to Financial Statements

As of June 30, 2011

(unaudited)

variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default. During the six months ended June 30, 2011, Equity Income Plus Fund and Diversified Income Plus Fund engaged in this type of investment.

(K) Swap Agreements – Certain Funds may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. These swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection buyer or the protection seller.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. Refer to the credit default swap tables located within the Fund’s Schedule of Investments for additional information as of June 30, 2011. During the six months ended June 30, 2011, Diversified Income Plus Fund engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage

37

securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. These transactions are accounted for as financing and as such the recognition of the gains/losses are deferred until the closing of the roll and are included in Net realized gains/(losses) in the Statement of Operations. During the six months ended June 30, 2011, none of the Funds covered in this shareholder report engaged in this type of transaction.

(M) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

During the six months June 30, 2011, Real Estate Securities Fund and Diversified Income Plus Fund had securities on loan. As of June 30, 2011, the value of securities on loan is as follows:

Fund	Securities on Loan
Real Estate Securities	$6,949,209
Diversified Income Plus	14,192,765

(N) When-Issued and Delayed Delivery Transactions Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the six months ended June 30, 2011, none of the Funds covered in this shareholder report engaged in this type of transaction.

(P) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the adviser or subadviser to be creditworthy. During the six months ended June 30, 2011, none of the Funds covered in this shareholder report engaged in this type of investment.

(Q) Equity-Linked Structured Securities – Certain funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option.

Thrivent Mutual Funds

Notes to Financial Statements

As of June 30, 2011

(unaudited)

There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the six months ended June 30, 2011, Diversified Income Plus Fund engaged in this type of investment.

(R) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect discretionary payments in default and is adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loss Contingencies – Thrivent Diversified Income Plus Fund is a defendant in an adversary action filed on July 7, 2004 by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. (G-I) against prior and current holders of secured debt of Building Materials Corporation of America (BMCA), a wholly owned subsidiary of G-I. The suit seeks to recover the value of assets G-I transferred to BMCA that later served as collateral for BMCA’s debt. The Fund at one time held secured notes in the amount of $1,650,000 and, if the plaintiffs are successful, it is possible that the Fund will be required to pay damages in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss can not be reasonably estimated.

(U) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Schedule of Investments.

(V) Recent Accounting Pronouncements

FASB ASU 2011-04: Fair Value Measurements and Disclosures

In May 2011, FASB released Accounting Standards Update 2011-04 (ASU 2011-04), Fair Value Measurement (Topic 820), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRSs). This updated standard is a collaboration between FASB and International Accounting Standards Board (IASB) to ensure that fair value has the same meaning in U.S. GAAP and in IFRSs and that their respective fair value measurement and disclosure requirements are materially the same. The amendments adopted include additional disclosures about transfers between Level 1 and Level 2 of the fair value hierarchy and information about the sensitivity of the fair value measurement of the Level 3 assets to changes in unobservable inputs and any interrelationships between those unobservable inputs. The disclosures required by ASU 2011-04 will be in effective for any reporting period (annual or quarterly interim) beginning after December 15, 2011.

(W) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

39

Thrivent Mutual Funds

Notes to Financial Statements

As of June 30, 2011

(unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M - Millions)	$0 to $50M	$50 to $100M	$100 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Real Estate Securities	0.800%	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Equity Income Plus	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Diversified Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%

(B) Expense Reimbursements – As of June 30, 2011, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class	Expiration Date
Real Estate Securities	1.30%	N/A	2/28/2012
Equity Income Plus	1.15%	0.80%	2/28/2012
Diversified Income Plus	0.95%	N/A	2/28/2012

The Funds covered in this shareholder report may invest cash in High Yield Fund and Money Market Fund, subject to certain limitations. During the six months ended June 30, 2011, Diversified Income Plus Fund invested in High Yield Fund. During the six months ended June 30, 2011, none of the Funds covered in this shareholder report invested in Money Market Fund. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the advisory fee which is charged to the Fund for its investment in High Yield Fund or Money Market Fund.

(C) Distribution Plan – Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares generally have a Rule 12b-1 fee of up to 0.25% of average net assets.

(D) Sales Charges and Other Fees – For the six months ended June 30, 2011, Thrivent Investment Mgt. received $445,096 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the six months June 30, 2011, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $141,241 from the Funds covered in this shareholder report.

The Trust has entered into an agreement with Thrivent Financial Investor Services, Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the six months June 30, 2011, Thrivent Investor Services received $160,025 for transfer agent services from the Funds covered in this shareholder report. A portion of this amount is remitted to third-party administrators that provide shareholder services on behalf of Thrivent Mutual Funds.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in the Trustee’s fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability, included in accrued expenses in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $8,269 in fees from the Funds covered in this shareholder report for the six months ended June 30, 2011. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.

(E) Indirect Expenses – Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios. The Funds indirectly bear their proportionate share of the annualized

40

Thrivent Mutual Funds

Notes to Financial Statements

As of June 30, 2011

(unaudited)

weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax-basis, and components of distributable earnings are finalized. Therefore, as of June 30, 2011, tax-basis balances have not been determined.

At December 31, 2010, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year
Real Estate Securities	$3,770,133	2016
	7,987,053	2017

	$11,757,186

Equity Income Plus	3,176,513	2016
	1,490,521	2017

	$4,667,034

Diversified Income Plus	16,295,129	2016
	6,421,989	2017

	$22,717,118

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Capital losses generated during the year ending December 31, 2011, will be subject to the provisions of the Regulated Investment Company Modernization Act of 2010. If the losses are not reduced by gains, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained. Additionally, these capital losses must be fully utilized before those capital loss carryovers listed with noted expiration dates in the table above.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the six months ended June 30, 2011, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Real Estate Securities	$12,302	$8,984
Equity Income Plus	55,175	46,658
Diversified Income Plus	150,119	130,263

(B) Investments in Restricted Securities – Certain Funds may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of June 30, 2011, the following Fund held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Diversified Income Plus	2	1.35%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – The Funds may invest in high-yielding securities. These securities will typically be in lower rated categories or will be non-rated and generally will involve more risk than securities in higher rated categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

41

Thrivent Mutual Funds

Notes to Financial Statements

As of June 30, 2011

(unaudited)

(E) Written Option Contracts – The number of contracts and premium amounts associated with covered call option contracts written during the six months ended June 30, 2011, were as follows:

	Number of Contracts	Premium Amount
Equity Income Plus
Balance at December 31, 2010	30	$12,675
Opened	580	224,953
Closed	(570)	(218,478)
Expired	—	—
Exercised	—	—

Balance at June 30, 2011	40	$19,150

Diversified Income Plus
Balance at December 31, 2010	50	$21,125
Opened	1,235	472,943
Closed	(1,185)	(446,193)
Expired	—	—
Exercised	—	—

Balance at June 30, 2011	100	$47,875

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2011, the Funds covered in this shareholder report did not engaged in these transactions.

(7) RELATED PARTY TRANSACTIONS

As of June 30, 2011, no related parties held shares in excess of 5% of the Funds covered in this shareholder report.

(8) SUBSEQUENT EVENTS

Management of the Funds has evaluated the impact of subsequent events and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

42

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Mutual Funds

Financial Highlights

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital
REAL ESTATE SECURITIES FUND
Class A Shares
Period Ended 6/30/2011 (unaudited)	$9.66	$0.07	$0.94	$1.01	$(0.11)	$—	$—
Year Ended 12/31/2010	7.79	0.11	1.98	2.09	(0.18)	—	(0.04)
Year Ended 12/31/2009	6.36	0.19	1.50	1.69	(0.18)	—	(0.08)
Year Ended 12/31/2008	10.56	0.23	(4.05)	(3.82)	(0.22)	—	(0.16)
Year Ended 12/31/2007	13.34	0.12	(2.34)	(2.22)	(0.20)	(0.35)	(0.01)
Year Ended 12/31/2006	10.42	0.23	3.30	3.53	(0.26)	(0.31)	(0.04)
Institutional Class Shares
Period Ended 6/30/2011 (unaudited)	9.66	0.09	0.94	1.03	(0.13)	—	—
Year Ended 12/31/2010	7.80	0.13	1.98	2.11	(0.21)	—	(0.04)
Year Ended 12/31/2009	6.34	0.20	1.53	1.73	(0.19)	—	(0.08)
Year Ended 12/31/2008	10.56	0.25	(4.06)	(3.81)	(0.25)	—	(0.16)
Year Ended 12/31/2007	13.35	0.25	(2.43)	(2.18)	(0.25)	(0.35)	(0.01)
Year Ended 12/31/2006	10.42	0.31	3.29	3.60	(0.32)	(0.31)	(0.04)

EQUITY INCOME PLUS FUND
Class A Shares
Period Ended 6/30/2011 (unaudited)	9.08	0.06	0.48	0.54	(0.07)	—	—
Year Ended 12/31/2010	7.98	0.13	1.12	1.25	(0.15)	—	—
Year Ended 12/31/2009	7.03	0.13	0.95	1.08	(0.13)	—	—
Year Ended 12/31/2008 (c)	10.00	0.18	(2.97)	(2.79)	(0.17)	—	(0.01)
Institutional Class Shares
Period Ended 6/30/2011 (unaudited)	9.08	0.08	0.48	0.56	(0.08)	—	—
Year Ended 12/31/2010	7.98	0.17	1.11	1.28	(0.18)	—	—
Year Ended 12/31/2009	7.04	0.16	0.94	1.10	(0.16)	—	—
Year Ended 12/31/2008 (c)	10.00	0.18	(2.94)	(2.76)	(0.19)	—	(0.01)

DIVERSIFIED INCOME PLUS FUND
Class A Shares
Period Ended 6/30/2011 (unaudited)	6.39	0.14	0.09	0.23	(0.15)	—	—
Year Ended 12/31/2010	5.83	0.33	0.54	0.87	(0.31)	—	—
Year Ended 12/31/2009	4.68	0.32	1.11	1.43	(0.28)	—	—
Year Ended 12/31/2008	6.48	0.30	(1.78)	(1.48)	(0.32)	—	—
Year Ended 12/31/2007	6.88	0.32	(0.39)	(0.07)	(0.33)	—	—
Year Ended 12/31/2006 (d)	6.70	0.05	0.18	0.23	(0.05)	—	—
Year Ended 10/31/2006	6.41	0.43	0.29	0.72	(0.43)	—	—
Institutional Class Shares
Period Ended 6/30/2011 (unaudited)	6.36	0.15	0.09	0.24	(0.16)	—	—
Year Ended 12/31/2010	5.81	0.36	0.52	0.88	(0.33)	—	—
Year Ended 12/31/2009	4.67	0.35	1.09	1.44	(0.30)	—	—
Year Ended 12/31/2008	6.47	0.31	(1.76)	(1.45)	(0.35)	—	—
Year Ended 12/31/2007	6.88	0.35	(0.40)	(0.05)	(0.36)	—	—
Year Ended 12/31/2006 (d)	6.70	0.05	0.19	0.24	(0.06)	—	—
Year Ended 10/31/2006	6.41	0.45	0.30	0.75	(0.46)	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since fund inception, February 29, 2008.
(d)	For the period from November 1, 2006 to December 31, 2006.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/ (Loss)	Portfolio Turnover Rate

$(0.11)	$10.56	10.47%	$16.9	1.30%	1.34%	1.71%	0.93%	8%
(0.22)	9.66	27.15%	14.8	1.29%	1.17%	1.81%	0.66%	18%
(0.26)	7.79	28.55%	10.8	1.25%	3.09%	2.23%	2.11%	20%
(0.38)	6.36	(37.16)%	8.4	1.25%	2.50%	1.73%	2.02%	49%
(0.56)	10.56	(16.84)%	14.6	1.10%	1.24%	1.53%	0.81%	77%
(0.61)	13.34	34.27%	24.3	0.48%	2.01%	1.60%	0.89%	70%
(0.13)	10.56	10.66%	106.6	0.95%	1.76%	0.95%	1.76%	8%
(0.25)	9.66	27.38%	95.4	0.97%	1.47%	0.97%	1.47%	18%
(0.27)	7.80	28.97%	80.2	1.03%	3.24%	1.04%	3.23%	20%
(0.41)	6.34	(37.00)%	56.5	0.91%	2.73%	0.93%	2.72%	49%
(0.61)	10.56	(16.59)%	75.2	0.82%	1.92%	0.95%	1.78%	77%
(0.67)	13.35	34.96%	47.3	0.00%	2.51%	1.06%	1.45%	70%

(0.07)	9.55	5.90%	20.9	1.15%	1.47%	1.46%	1.16%	108%
(0.15)	9.08	15.83%	11.7	1.16%	1.90%	1.76%	1.29%	360%
(0.13)	7.98	15.74%	4.1	1.15%	1.92%	1.93%	1.14%	414%
(0.18)	7.03	(28.15)%	2.9	1.15%	2.35%	1.68%	1.82%	114%
(0.08)	9.56	6.19%	32.1	0.80%	1.79%	0.95%	1.64%	108%
(0.18)	9.08	16.23%	29.9	0.81%	2.09%	1.19%	1.70%	360%
(0.16)	7.98	15.97%	24.7	0.80%	2.28%	1.35%	1.73%	414%
(0.20)	7.04	(27.90)%	20.3	0.80%	2.56%	1.08%	2.28%	114%

(0.15)	6.47	3.55%	198.6	0.99%	4.39%	1.06%	4.32%	74%
(0.31)	6.39	15.24%	171.5	1.12%	5.62%	1.12%	5.61%	112%
(0.28)	5.83	31.50%	135.2	1.18%	6.32%	1.20%	6.30%	94%
(0.32)	4.68	(23.69)%	109.4	1.06%	5.02%	1.11%	4.97%	114%
(0.33)	6.48	(1.12)%	175.4	0.90%	4.82%	1.08%	4.64%	171%
(0.05)	6.88	3.50%	138.8	1.08%	4.80%	1.25%	4.63%	16%
(0.43)	6.70	11.77%	123.4	0.98%	6.66%	1.15%	6.49%	170%
(0.16)	6.44	3.75%	13.5	0.74%	4.66%	0.74%	4.66%	74%
(0.33)	6.36	15.57%	7.7	0.76%	5.92%	0.77%	5.92%	112%
(0.30)	5.81	31.97%	6.7	0.76%	6.71%	0.79%	6.69%	94%
(0.35)	4.67	(23.32)%	4.1	0.63%	5.42%	0.68%	5.37%	114%
(0.36)	6.47	(0.78)%	9.6	0.51%	5.22%	0.69%	5.04%	171%
(0.06)	6.88	3.59%	7.0	0.66%	5.15%	0.83%	4.98%	16%
(0.46)	6.70	12.29%	5.8	0.54%	6.84%	0.72%	6.66%	170%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis of less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at Thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at Thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Thrivent Mutual Funds

Supplement to Prospectus dated February 28, 2011

With respect to Thrivent Partner Worldwide Allocation Fund and Thrivent Partner International Stock Fund

The summary sections of the prospectus for Thrivent Partner Worldwide Allocation Fund and Thrivent Partner International Stock Fund are amended, effective July 1, 2011. The descriptions pertaining to Mercator Asset Management, LP under “Portfolio Manager(s)” are deleted and replaced with the following:

James E. Chaney serves as portfolio manager for the Mercator portion of the Fund. Mr. Chaney is a General Partner of Mercator and has been with Mercator since 2000.

The “Portfolio Management” section of the prospectus is also amended, effective July 1, 2011. The descriptions under Thrivent Partner Worldwide Allocation Fund and Thrivent Partner International Stock Fund pertaining to Mercator Asset Management, LP are deleted and replaced with the following:

Mercator was founded in 1984 and manages international equity funds for institutional clients, including retirement plans, endowments, and foundations. As of December 31, 2010, Mercator managed approximately $7.3 billion in assets. James E. Chaney serves as portfolio manager for the Mercator portion of the Fund. Mr. Chaney is a General Partner of Mercator and has been with Mercator since 2000.

The date of this Supplement is June 30, 2011.

Please include this Supplement with your Prospectus.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Investment Management®

NO POSTAGE
NECESSARY
IF MAILED
IN THE
UNITED STATES

BUSINESS REPLY MAIL

FIRST-CLASS MAIL PERMIT NO. 184 APPLETON, WI

POSTAGE WILL BE PAID BY ADDRESSEE

ATTN: CHOOSE eDELIVERY
THRIVENT FINANCIAL FOR LUTHERANS
4321 N BALLARD RD
APPLETON WI 54913-9847

Fold Here

Why should you consider eDelivery?

- It provides you with easy access to prospectuses and financial reports, allowing you to view your information anytime, anywhere, without having to dig through files of paper.
- It's simple and safe. Your personal information will always be protected by a password, making it much more secure than an envelope in your mailbox.
- It's less expensive than mailing your documents, and because you're part of a membership organization, the cost savings will benefit you.
- It's good for the environment.

TAPE HERE
DO NOT STAPLE

TAPE HERE
DO NOT STAPLE

TAPE HERE
TAPE HERE
TAPE HERE
TAPE HERE

DO NOT STAPLE
TAPE HERE

DO NOT STAPLE
TAPE HERE

Choose eDelivery.

By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

• Prospectus • Annual and semiannual reports • Annual privacy notices

I understand and agree to the following:

• I will receive electronic delivery of Thrivent documents designated above.

• I will no longer receive paper copies of these documents in the mail.

• A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email I provide. I will continue to receive any daily confirmations and Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.

• I will receive periodic emails directing me to Thrivent Financial’s website where documents will be available.

• I will update Thrivent Financial if my email address changes.

• I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don’t have it, I can download Reader® free from www.adobe.com)

• This consent can be used for Thrivent Financial products I currently own or may purchase in the future, until consent is revoked.

• I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.

• My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to “U.S. Mail” in the Preference Center at Thrivent.com/gopaperless (requires registration) or by calling 800-847-4836.

Each contract owner requesting eDelivery must complete.

Contract owner 1:

Contract owner 2:

(Please print first and last name.)

(Please print first and last name.)

Email: Email:

Signature: Signature:

Address (If different than above):

City:

State:

ZIP:

Securities offered through Thrivent Investment Management Inc., 625 Fourth Ave. S., Minneapolis, MN 55415-1665, 800-THRIVENT (800-847-4836), a wholly owned subsidiary of Thrivent Financial for Lutherans. Member FINRA. Member SIPC.

24042SAR R8-11

Item 2.	Code of Ethics

Not applicable to semiannual report

Item 3.	Audit Committee Financial Expert

Not applicable to semiannual report

Item 4.	Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	The applicable Schedules of Investments are included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 26, 2011	THRIVENT MUTUAL FUNDS

	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 26, 2011	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Date: August 26, 2011	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer